Exhibit 8.1
List of subsidiaries and associated companies September 30, 2007 of Siemens worldwide prepared pursuant to § 313 (2) HGB
I. Subsidiaries
A) Consolidated
1. Germany (167 companies)
A. Friedr. Flender AG, Bocholt
A. Friedr. Flender Grundstücksmanagementgesellschaft mbH & Co. KG, Bocholt applied international informatics (Holding) GmbH, Berlin
applied international informatics GmbH & Co. KG, Berlin
Atecs Mannesmann GmbH, Dusseldorf
Audio Service GmbH, Herford
Babel Grundstücksverwaltungsgesellschaft mbH, Schwalbach am Taunus
Berliner Vermögensverwaltung GmbH, Berlin
BFE Studio und Medien Systeme GmbH, Mainz
bibis Information Technology and Services GmbH, Dortmund
BWI Services GmbH, Meckenheim
CAPTA Grundstücksgesellschaft mbH & Co. KG, Grünwald
Chemfeed Holding GmbH, Günzburg
CHG Communications Holding GmbH & Co. KG, Munich
CommerzFinance & Leasing GmbH, Munich
Cycos AG, Alsdorf
DPC Biermann GmbH, Bad Nauheim
DPC Holding GmbH, Bad Nauheim
ELIN Energietechnik GmbH, Berlin
ERA Verwaltungsgesellschaft mbH & Co. KG, Grünwald
eStop GmbH, Seefeld
evosoft GmbH, Nuremberg
Flender Grundstücksmanagementgesellschaft mbH & Co. KG, Bocholt
Flender Guss GmbH, Chemnitz
Flender Immobilien Verwaltungs GmbH, Bocholt
Flender Industriegetriebe GmbH, Penig
Flender Tübingen GmbH, Tübingen
Gerap Grundbesitz- und Verwaltungsgesellschaft mbH, Frankfurt am Main
HanseCom Gesellschaft für Informations- und Kommunikationsdienstleistungen mbH, Hamburg
HSP Hochspannungsgeräte GmbH, Troisdorf
IDM GmbH Industriesensoren, Lindau
ILLIT Grundstücks-Verwaltungsgesellschaft mbH & Co. KG, Grünwald
Industrieschutz Assekuranz-Vermittlung GmbH, Mülheim a. d. Ruhr
Industrieschutz Insurance Broker GmbH, Mülheim a. d. Ruhr
IPGD Grundstücksverwaltungs-Gesellschaft mbH, Munich
Jawa Power Holding GmbH, Erlangen
KMK Kunststoff Metall und Komponenten GmbH & Co. KG, Karlsruhe
Kyros 31 GmbH, Munich
LAUTUS Grundstücks-Verwaltungsgesellschaft KG i.L., Grünwald
Lincas Electro Vertriebsgesellschaft mbH, Hamburg
LINCAS Export Services GmbH, Hamburg
Loher GmbH, Ruhstorf
Loher Grundstücksmanagementgesellschaft mbH & Co. KG, Ruhstorf
LS Language Services GmbH, Munich
Mannesmann Demag Krauss-Maffei GmbH, Munich
Max Kammerer GmbH, Frankfurt am Main
mdexx Magnetronic Devices GmbH & Co. KG, Bremen
Mechanik Center Erlangen GmbH, Erlangen
NOVOtec Engineering GmbH Gesellschaft für Software-Entwicklung, St. Wolfgang

List of subsidiaries and associated companies September 30, 2007 (continued)
of Siemens worldwide prepared pursuant to § 313 (2) HGB
OPTIO Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Bocholt KG, Dusseldorf
OPTIO Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Tübingen KG, Tübingen
OSRAM GmbH,
OSRAM Opto Semiconductors GmbH, Regensburg
OTA Grundstücks- und Beteiligungsverwaltung GmbH, Frankfurt am Main
Projektbau-Arena-Berlin GmbH, Munich
R & S Restaurant Services GmbH, Munich
Radium Lampenwerk Gesellschaft mbH, Wipperfürth
RESTART Gesellschaft für back up-Systeme mbH, Hannover
RISICOM Rückversicherung AG, Grünwald
Ruhrtal Hochspannungsgeräte GmbH & Co. OHG, Bochum
saardata GmbH, Saarbrücken
SBI Berlin Services for Business IT GmbH, Berlin
SBI-IS Insurance Services GmbH, Cologne
Services for Business IT Ruhr GmbH, Essen
Siemens Audiologische Technik GmbH, Erlangen
Siemens Automotive Beteiligungs-GmbH, Regensburg
Siemens Beteiligungen Inland GmbH, Munich
Siemens Beteiligungen USA GmbH, Munich
Siemens Beteiligungsgesellschaft Berlin mbH & Co. OHG, Berlin
Siemens Beteiligungsverwaltung GmbH & Co. OHG, Grünwald
Siemens Building Technologies Fire & Security Products GmbH & Co. oHG, Munich
Siemens Building Technologies GmbH & Co. oHG, Erlangen
Siemens Building Technologies Holding GmbH, Grünwald
Siemens Building Technologies HVAC Products GmbH, Rastatt
Siemens Busbar Trunking Systems GmbH & Co. KG, Cologne
Siemens Communications Applications AG, Munich
Siemens ElectroCom Postautomation GmbH, Berlin
Siemens Energy Automation GmbH & Co. KG, Erlangen
Siemens Enterprise Communications Beteiligungen GmbH & Co. KG, Munich
Siemens Enterprise Communications GmbH & Co. KG, Munich
Siemens Enterprise Communications Manufacturing GmbH & Co. KG, Leipzig
Siemens Finance & Leasing GmbH, Munich
Siemens Financial Services GmbH, Munich
Siemens Fuel Gasification Technology GmbH, Freiberg
Siemens Grundstücksgesellschaft KASSIA mbH & Co. KG, Erlangen
Siemens Home and Office Communication Devices GmbH & Co. KG, Munich
Siemens Industrial Turbomachinery International Holding GmbH, Duisburg
Siemens Industrial Turbomachinery GmbH, Duisburg
Siemens Industrial Turbomachinery Holding GmbH, Duisburg
Siemens Industrie Bauprojekte GmbH i.L., Munich
Siemens Industriepark Karlsruhe GmbH & Co. KG, Karlsruhe
Siemens Industrieturbinen Beteiligungen GmbH, Munich
Siemens IT Solutions and Services Management GmbH, Munich
Siemens IT Solutions and Services Verwaltungs-GmbH, Munich
Siemens Kapitalanlagegesellschaft mbH, Munich
Siemens Medical Holding GmbH, Erlangen
Siemens Medical Solutions Diagnostics GmbH, Erlangen
Siemens Medical Solutions GSD GmbH, Berlin
Siemens Medical Solutions Health Services GmbH, Erlangen
Siemens Nixdorf Informationssysteme GmbH, Grünwald
Siemens Private Finance Versicherungs- und Kapitalanlagenvermittlungs-GmbH, Munich
Siemens Product Lifecycle Management Software (DE) GmbH, Cologne

List of subsidiaries and associated companies September 30, 2007 (continued)
of Siemens worldwide prepared pursuant to § 313 (2) HGB
Siemens Product Lifecycle Management Software IV (DE) GmbH, Cologne
Siemens Programm- und Systementwicklung GmbH & Co. KG, Hamburg
Siemens Project Ventures GmbH, Erlangen
Siemens Real Estate GmbH & Co. OHG, Munich
Siemens Restraint Systems GmbH, Alzenau
Siemens Technopark Augsburg GmbH & Co. KG, Augsburg
Siemens Technopark Berlin GmbH & Co. KG, Berlin
Siemens Technopark Beteiligungen GmbH & Co. KG, Munich
Siemens Technopark Bruchsal GmbH & Co. KG, Bruchsal
Siemens Technopark Dresden GmbH & Co. KG, Dresden
Siemens Technopark Hanau GmbH & Co. KG, Hanau
Siemens Technopark Mülheim GmbH & Co. KG, Mülheim a. d. Ruhr
Siemens Technopark Nürnberg GmbH & Co. KG, Nuremberg
Siemens Turbomachinery Equipment GmbH, Frankenthal
Siemens VAI Metals Technologies GmbH, Willstätt-Legelshurst
Siemens VDO Automotive AG, Regensburg
Siemens VDO Mechanical Components GmbH, Roding
Siemens VDO Mechatronic GmbH & Co. KG, Stollberg
Siemens VDO Mechatronic Verwaltungsgesellschaft mbH, Stollberg
Siemens VDO Trading GmbH, Frankfurt am Main
Siemens Venture Capital GmbH, Munich
Siemens Wind Power GmbH, Bremen
Siemens Wohnungsgesellschaft mbH & Co. OHG, Munich
SILEN GmbH & Co. KG, Munich
SILLIT Grundstücks-Verwaltungsgesellschaft mbH, Munich
SILOR GmbH, Munich
SIM 2. Grundstücks-GmbH & Co. KG i.L., Munich
SIM 6. Grundstücks-GmbH & Co. KG i.L., Munich
SIM 7. Grundstücks-GmbH & Co. KG i.L., Munich
SIM 8. Grundstücks-GmbH & Co. KG i.L., Munich
SIM 12. Grundstücks-GmbH & Co. KG i.L., Munich
SIM 13. Grundstücks-GmbH & Co. KG i.L., Munich
SIM 15. Grundstücks-GmbH & Co. KG i.L., Munich
SIM 16. Grundstücks-GmbH & Co. KG i.L., Munich
SIM 18. Grundstücks-GmbH & Co. KG i.L., Munich
SIM 20. Grundstücks-GmbH & Co. KG, Erlangen
SIM 21. Grundstücks-GmbH & Co. KG, Munich
SIMAR Nordost Grundstücks-GmbH, Munich
SIMAR Nordwest Grundstücks-GmbH, Munich
SIMAR Ost Grundstücks-GmbH, Munich
SIMAR Süd Grundstücks-GmbH, Munich
SIMAR West Grundstücks-GmbH, Munich
SIMOS Real Estate GmbH, Munich
sinius GmbH, Dusseldorf
SIPAS 1. Grundstücks-GmbH, Munich
SIPAS 2. Grundstücks-GmbH, Munich
SIPAS 3. Grundstücks-GmbH, Munich
SIPAS 4. Grundstücks-GmbH, Munich
SiTrust GmbH, Frankfurt am Main
Stöhr-Förderanlagen Salzer GmbH, Offenbach
SYKATEC Systeme, Komponenten, Anwendungstechnologie GmbH & Co. KG, Erlangen
Tecnomatix GmbH, Stuttgart
TLT-Turbo GmbH, Zweibrücken

List of subsidiaries and associated companies September 30, 2007 (continued)
of Siemens worldwide prepared pursuant to § 313 (2) HGB
Trench Germany GmbH, Bamberg
Turbine Airfoil Coating and Repair GmbH, Berlin
TurboCare GmbH, Erlangen
VAI Seuthe GmbH, Hemer
VVK Versicherungsvermittlungs- und Verkehrskontor GmbH, Munich
Wallace & Tiernan GmbH, Günzburg
Weiss Spindeltechnologie GmbH, Schweinfurt
Wesmag Grundstücksmanagement mbH & Co. KG, Wesel
Wesmag Wesler Maschinenbau GmbH, Wesel
Winergy AG, Voerde
WIVERTIS Gesellschaft für Informations- und Kommunikationsdienstleistungen mbH, Wiesbaden
ZIPPOS Grundstücks-Verwaltungsgesellschaft mbH & Co. KG, Augsburg
2. Europe (other than Germany) (362 companies)
ADB S.A./N.V., Brussels, Belgium
COMPEX – IT Plant Solutions N.V., Ninove-Meerbeke, Belgium
Diagnostics Products Corporation Belgium b.v.b.a., Grimbergen, Belgium
Siemens Coordination Center S.A., Brussels, Belgium
Siemens Enterprise Communications N.V., Anderlecht, Belgium
Siemens IT Solutions and Services S.A., Anderlecht, Belgium
Siemens S.A./N.V., Anderlecht, Belgium
Siemens VDO Automotive N.V., Zaventem, Belgium
Tecnomatix Europe BVBA, Zaventem, Belgium
Unigraphics Solutions N.V., Zaventem, Belgium
Security Management Technologies Bulgaria EOOD, Sofia, Bulgaria
Siemens EOOD, Sofia, Bulgaria
Siemens IT Solutions and Services EOOD, Sofia, Bulgaria
OSRAM A/S, Taastrup, Denmark
Rexton Höreapparater A/S, Copenhagen, Denmark
Siemens A/S, Ballerup, Denmark
Siemens Enterprise Communications A/S, Ballerup, Denmark
Siemens Flow Instruments A/S, Nordborg, Denmark
Siemens Turbomachinery Equipment A/S, Helsingor, Denmark
Siemens VDO Trading A/S, Herlev, Denmark
Siemens Wind Power A/S, Brande, Denmark
ZealConnect ApS, Copenhagen, Denmark
ZealConnect Holding ApS, Copenhagen, Denmark
AS Siemens, Tallinn, Estonia
AS Siemens Electroservices, Tallinn, Estonia
Bewator Oy, Helsinki, Finland
Siemens Enterprise Communications Oy, Espoo, Finland
Siemens Osakeyhtiö, Espoo, Finland
DPC France SAS, La Garenne Colombes, France
Flender-Graffenstaden SAS, Illkirch-Graffenstaden, France
OSRAM S.A.S., Molsheim, France
Sécurité Installation S.a.r.l., Buc, France
Siemens Audiologie S.A., Saint-Denis, France
Siemens Automotive Hydraulics S.A., Asnières, France
Siemens Enterprise Communications S.A.S., Saint-Denis, France
Siemens Financial Services SAS, Saint-Denis, France

List of subsidiaries and associated companies September 30, 2007 (continued)
of Siemens worldwide prepared pursuant to § 313 (2) HGB
Siemens France Holding S.A.S., Saint-Denis, France
Siemens Health Services France S.A.S., Bidart, France
Siemens Home and Office Communication Devices SAS, Saint-Denis, France
Siemens Immobiliers Management S.A.S., Saint-Denis, France
Siemens IT Solutions and Services S.A.S., Saint-Denis, France
Siemens Lease Services SAS, Saint-Denis, France
Siemens Medical Solutions Diagnostics S.A., Paris, France
Siemens Production Automatisation S.A.S., Haguenau, France
Siemens S.A.S., Saint-Denis, France
Siemens Transmission & Distribution, Grenoble, France
Siemens Transportation Systems S.A.S., Chatillon, France
Siemens VAI Metals Technologies SAS, Saint Chamond, France
Siemens VDO Automotive La Suze S.A.S., La Suze, France
Siemens VDO Automotive Rambouillet S.A.S., Rambouillet, France
Siemens VDO Automotive Rungis S.A.S., Rambouillet, France
Siemens VDO Automotive S.A.S., Toulouse, France
Siemens VDO Automotive SAS Hambach, Rambouillet, France
Tecnomatix S.A.R.L., Jouy en Josas, France
Trench France S.A., Saint Louis, France
Unigraphics Solutions France SAS, Jouy en Josas, France
Wallace & Tiernan S.a.r.l., Trappes, France
Tecnomatix Technologies (Gibraltar) Limited, Gibraltar, Gibraltar
DPC – Tsakiris S.A., Thessalonìki, Greece
Kintec A.E., Athens, Greece
OSRAM A.E., Athens, Greece
Siemens A.E., Elektrotechnische Projekte und Erzeugnisse, Athens, Greece
Siemens Enterprise Communications A.E., Thessalonìki, Greece
Siemens Integrated Services S.A., Athens, Greece
Siemens Medical Solutions Diagnostics S.A., Athens, Greece
ASIRobicon Limited, Frimley, Surrey, UK
Bellevue Finance Ltd, Stoke Poges, Buckinghamshire, UK
Bewator Ltd, Newport, Gwent, UK
Broadcastle Bank Limited, Stoke Poges, Buckinghamshire, UK
Broadcastle Motor Contracts Ltd, Stoke Poges, Buckinghamshire, UK
Broadcastle plc, Stoke Poges, Buckinghamshire, UK
Cash Express Ltd, Stoke Poges, Buckinghamshire, UK
Chemfeed Ltd., Tonbridge, Kent, UK
D-Cubed Limited, Camberley, Surrey, UK
Dickinson Integtrated Solutions Ltd, Frimley, Surrey, UK
Electrium (2003) Limited, Frimley, Surrey, UK
Electrium (UK) Limited, Frimley, Surrey, UK
Electrium Limited, Frimley, Surrey, UK
Electrium Sales Limited, Frimley, Surrey, UK
Electrocatalytic Ltd., Newport, Gwent, UK
Electrode Products Technology Ltd., Newport, Gwent, UK
Europlex Technologies UK Limited, Bedford, Bedfordshire, UK
ICIS Technology Ltd., Frimley, Surrey, UK
Measurement & Control Services Ltd., Leeds, West Yorkshire, UK
Medical Equipment Finance Ltd, Stoke Poges, Buckinghamshire, UK
Memcor Ltd., High Wycombe, Buckinghamshire, UK

List of subsidiaries and associated companies September 30, 2007 (continued)
of Siemens worldwide prepared pursuant to § 313 (2) HGB
Old Broadcastle Finance Ltd, Stoke Poges, Buckinghamshire, UK
Oldbury (Banbury) Limited, Frimley, Surrey, UK
OSRAM Ltd., Langley, Berkshire, UK
Petnet Solutions Limited, Frimley, Surrey, UK
Power Upgrade UK Joint Venture, Manchester, UK
Roke Manor Research Ltd., Frimley, Surrey, UK
Siemens Building Technologies Security Solutions Limited, Frimley, Surrey, UK
Siemens Busbar Trunking Systems Ltd., Frimley, Surrey, UK
Siemens Business Services Media Holdings Ltd., Camberley, Surrey, UK
Siemens Business Services Media Ltd., Camberley, Surrey, UK
Siemens Energy Services Ltd., Frimley, Surrey, UK
Siemens Enterprise Communications Limited, Frimley, Surrey, UK
Siemens Finance Collections Ltd., Stoke Poges, Buckinghamshire, UK
Siemens Financial Services Holdings Ltd., Stoke Poges, Buckinghamshire, UK
Siemens Financial Services Ltd., Stoke Poges, Buckinghamshire, UK
Siemens Flow Instruments Ltd., Stonehouse, Gloucestershire, UK
Siemens Hearing Instruments Ltd., Crawley, Sussex, UK
Siemens Holdings plc, Frimley, Surrey, UK
Siemens Industrial Turbomachinery Ltd., Lincoln, Lincolnshire, UK
Siemens IT Solutions and Services Ltd., Camberley, Surrey, UK
Siemens Magnet Technology Ltd., Frimley, Surrey, UK
Siemens Medical Solutions Diagnostics Ltd, Llanberis, Gwynedd, UK
Siemens Medical Solutions Diagnostics Manufacturing Limited, Frimley, Surrey, UK
Siemens Metering Ltd., Bracknell, Berkshire, UK
Siemens Metering Services Ltd., Bracknell, Berkshire, UK
Siemens Molecular Imaging Holdings Ltd., Frimley, Surrey, UK
Siemens Molecular Imaging Limited, Frimley, Surrey, UK
Siemens plc, Frimley, Surrey, UK
Siemens Properties Ltd., Isle of Man, UK
Siemens Protection Devices Limited, Frimley, Surrey, UK
Siemens Real Estate Ltd., Frimley, Surrey, UK
Siemens Transmission & Distribution Limited, Frimley, Surrey, UK
Siemens VAI Metals Technologies Limited, Christchurch, Dorset, UK
Siemens VDO Automotive Ltd., Birmingham, UK
Siemens VDO Automotive Telford Ltd., Telford, Shropshire, UK
Siemens VDO Trading Ltd., Birmingham, UK
Siemens Wind Power Limited, Frimley, Surrey, UK
SMS Europe Holdings Ltd., Basingstoke, Hampshire, UK
SMS Europe Unlimited, Basingstoke, Hampshire, UK
SP Asset Management Limited, Stoke Poges, Buckinghamshire, UK
T.H. Leasing (12/2000) Ltd., Stoke Poges, Buckinghamshire, UK
T.H. Leasing (6/2000) Ltd., Stoke Poges, Buckinghamshire, UK
T.H. Leasing (6/99) Ltd., Stoke Poges, Buckinghamshire, UK
T.H. Leasing (9/01) Ltd., Stoke Poges, Buckinghamshire, UK
T.H. Leasing (9/02) Ltd., Stoke Poges, Buckinghamshire, UK
T.H. Leasing (9/03) Ltd., Stoke Poges, Buckinghamshire, UK
T.H. Leasing (9/04) Ltd., Stoke Poges, Buckinghamshire, UK
T.H. Leasing (9/05) Ltd., Stoke Poges, Buckinghamshire, UK
T.H. Leasing (9/06) Ltd., Stoke Poges, Buckinghamshire, UK
Transmitton Limited, Frimley, Surrey, UK

List of subsidiaries and associated companies September 30, 2007 (continued)
of Siemens worldwide prepared pursuant to § 313 (2) HGB
Trench (UK) Ltd., Hebburn, Tyne and Wear, UK
Unigraphics Solutions Holdings (UK) Limited, Camberley, Surrey, UK
Unigraphics Solutions Limited, Camberley, Surrey, UK
USF Holding (UK) Ltd., High Wycombe, Buckinghamshire, UK
VA TECH (UK) Ltd., Bracknell, Berkshire, UK
VA TECH T & D UK Ltd., Frimley, Surrey, UK
VDO Holdings Ltd., Birmingham, UK
VTW Anlagen UK Ltd., Banbury, Oxfordshire, UK
Europlex Technologies Ireland Limited, Dublin, Ireland
iMetrex Technologies Limited, Dublin, Ireland
Siemens Business Services Ltd., Dublin, Ireland
Siemens Enterprise Communications Limited, Dublin, Ireland
Siemens International Insurance Co. Ltd., Dublin, Ireland
Siemens Ltd., Dublin, Ireland
Siemens Medical Solutions Diagnostics Europe Limited, Dublin, Ireland
UGS Holdings (Central Europe) Limited, Dublin, Ireland
UGS Holdings (Europe) Limited, Dublin, Ireland
E-Utile S.p.A., Milan, Italy
ITALDATA S.p.A., Avellino, Italy
Nuova Magrini Galileo S.p.A. in Liquidazione, Bergamo, Italy
OSRAM S.p.A. Società Riunite OSRAM-Edison-Clerici, Milan, Italy
Siemens Business Services S.p.A., Milan, Italy
Siemens Enterprise Communications S.p.A., Milan, Italy
Siemens Finanziaria S.p.A., Milan, Italy
Siemens Holding S.p.A., Milan, Italy
Siemens Home and Office Communication Devices s.r.l., Milan, Italy
Siemens IT Solutions and Services S.p.A., Milan, Italy
Siemens Medical Solutions Diagnostics S.r.I., Milan, Italy
Siemens Renting S.p.A., Milan, Italy
Siemens S.p.A., Milan, Italy
Siemens Transformers S.p.A., Spini di Gardalo, Italy
Siemens VAI Metals Technologies S.r.l., Marnate, Italy
Siemens VDO Automotive S.p.A., Pisa, Italy
Siemens VDO Trading S.r.l., Milan, Italy
Siemens Water Technologies S.p.A., Casteggio, Italy
Trench Italia S.r.l., Savona, Italy
TurboCare S.p.A., Turin, Italy
UGS Holdings (Italy) S.r.l., Milan, Italy
UGS Italia S.r.l., Milan, Italy
Koncar Power Transformers Ltd., Zagreb, Croatia
Siemens d.d., Zagreb, Croatia
Siemens SIA, Riga, Latvia
UAB Siemens, Vilnius, Lithuania
Siemens IT Solutions and Services Finance SA, Luxemburg, Luxemburg
Tecnomatix Technologies SARL, Luxemburg, Luxemburg
Bruinhof B.V., Rotterdam, The Netherlands
OSRAM Benelux B.V., Capelle a/d Ijssel, The Netherlands
Osram Holding B.V., Capelle a/d Ijssel, The Netherlands
Siemens Audiologische Technik B.V.,The Hague, The Netherlands
Siemens Building Technologies Holding B.V., Zoetermeer, The Netherlands

List of subsidiaries and associated companies September 30, 2007 (continued)
of Siemens worldwide prepared pursuant to § 313 (2) HGB
Siemens Capital B.V., The Hague, The Netherlands
Siemens Diagnostics Holding II B.V., The Hague, The Netherlands
Siemens Enterprise Communications B.V., The Hague, The Netherlands
Siemens Finance B.V., The Hague, The Netherlands
Siemens Financieringsmaatschappij N.V., The Hague, The Netherlands
Siemens Home and Office Communication Devices B.V., The Hague, The Netherlands
Siemens Industrial Turbomachinery B.V., Hengelo, The Netherlands
Siemens Industrial Turbomachinery Holding N.V., Hengelo, The Netherlands
Siemens International Holding B.V., The Hague, The Netherlands
Siemens Lease B.V., The Hague, The Netherlands
Siemens Medical Solutions Diagnostics B.V., Breda, The Netherlands
Siemens Medical Solutions Diagnostics Finance B.V., The Hague, The Netherlands
Siemens Medical Solutions Diagnostics Holding I B.V., Breda, The Netherlands
Siemens Nederland N.V., The Hague, The Netherlands
Siemens VDO Trading B.V., Amsterdam, The Netherlands
Trench Electric B.V., The Hague, The Netherlands
Trench Electric Holding B.V., The Hague, The Netherlands
Unigraphics Solutions B.V., s Hertogenbosch, The Netherlands
VA TECH ELIN Holding B.V., Amersfoort, The Netherlands
VA TECH ELIN Service B.V., Amersfoort, The Netherlands
VA TECH T&D NL B.V., Amersfoort, The Netherlands
OSRAM AS, Baerum, Norway
Siemens AS, Oslo, Norway
Siemens Business Services AS, Oslo, Norway
Siemens Medical Solutions Diagnostics AS, Asker, Norway
Siemens Oil and Gas Offshore AS, Oslo, Norway
addIT Dienstleistungen GmbH & Co KG, Klagenfurt, Austria
Arbeitsmarktservice BetriebsgmbH, Vienna, Austria
Arbeitsmarktservice BetriebsgmbH & Co KG, Vienna, Austria
BFE Studio- und Medien-Systeme GmbH, Vienna, Austria
ComBuild Kommunikations & Gebäudetechnologie GmbH, Vienna, Austria
ELIN EBG Traction GmbH, Vienna, Austria
ETM professional control GmbH, Eisenstadt, Austria
FSG Financial Services GmbH, Vienna, Austria
INNOVEST Kapitalanlage AG, Vienna, Austria
iSEC – IT Services and Enterprise Communications GmbH, Vienna, Austria
KDAG Beteiligungen GmbH, Vienna, Austria
Linya Nachrichtentechnologie GmbH & Co OHG, Vienna, Austria
Siemens Aktiengesellschaft Österreich, Vienna, Austria
Siemens Beteiligungen GmbH, Vienna, Austria
Siemens Building Technologies GmbH, Vienna, Austria
Siemens Elin Buildings and Infrastructure GmbH & Co, Linz, Austria
Siemens Elin Haustechnik GmbH & Co, Linz, Austria
Siemens Enterprise Communications GmbH, Vienna, Austria
Siemens Gebäudemanagement & -Services G.m.b.H., Vienna, Austria
Siemens Home and Office Communication Devices GmbH, Vienna, Austria
Siemens InnoFT Beteiligungen GmbH, Vienna, Austria
Siemens IT Solutions and Services GmbH & Co KG, Vienna, Austria
Siemens Konzernbeteiligungen GmbH, Vienna, Austria
Siemens Leasing GmbH, Vienna, Austria

List of subsidiaries and associated companies September 30, 2007 (continued)
of Siemens worldwide prepared pursuant to § 313 (2) HGB
Siemens Personaldienstleistungen GmbH & Co KG, Vienna, Austria
Siemens Power Generation Anlagentechnik GmbH, Vienna, Austria
Siemens Transportation Systems GmbH, Vienna, Austria
Siemens Transportation Systems GmbH & Co KG, Vienna, Austria
Siemens VAI Metals Technologies GmbH, Linz, Austria
Siemens VAI Metals Technologies GmbH & Co, Linz, Austria
Siemens VDO Automotive GmbH, Vienna, Austria
Siemens VDO Trading Ges.m.b.H., Vienna, Austria
SIMEA Gesellschaft zur Fertigung elektronischer Komponenten GmbH & Co KG, Siegendorf, Austria
Sitos-Internet-Schulungs-technologie GmbH, Vienna, Austria
Trench Austria GmbH, Leonding, Austria
TSG EDV-Terminal-Service Ges.m.b.H., Vienna, Austria
UGS PLM Solutions (Austria) GmbH, Linz, Austria
unit-IT Dienstleistungs GmbH & Co KG, Linz, Austria
VA TECH EBG Transformatoren GmbH & Co, Linz, Austria
VA TECH ELIN Transformatoren GmbH & Co, Weiz, Austria
VA TECH Immobilien Projektentwicklungsgesellschaft mbH, Vienna, Austria
VA TECH Transmission & Distribution GmbH & Co KEG, Vienna, Austria
DPC Polska Sp. z o.o., Cracow, Poland
Energoserwis S.A., Lubliniec, Poland
OSRAM Sp. z o.o., Warsaw, Poland
Siemens Enterprise Communications Sp. z o.o., Warsaw, Poland
Siemens Finance Sp. z o.o., Warsaw, Poland
Siemens Industrial Turbomachinery Sp. z o.o., Elblag, Poland
Siemens Medical Solutions Diagnostics Sp. z o.o., Warsaw, Poland
Siemens Sp. z o.o., Warsaw, Poland
TurboCare Sp. z o.o., Breslau, Polen
UGS Sp. z.o.o., Warsaw, Poland
Westinghouse Modelpol Sp. z o.o., Lubliniec, Poland
Amerlab – Sistemas de Diagnóstico para Laboratório, Limitada, Lisbon, Portugal
OSRAM Empresa de Aparelhagem Eléctrica Lda., Lisbon, Portugal
Siemens Enterprise Communications, S.A., Amadora, Portugal
Siemens S.A., Lisbon, Portugal
FORTE BUSINESS SERVICES S.R.L., Bucharest, Romania
Siemens Electrical Installation Technology S.R.L., Sibiu, Romania
Siemens Program and System Engineering S.R.L., Brasov, Romania
Siemens S.R.L., Bucharest, Romania
Siemens VDO Automotive S.R.L., Timisoara, Romania
SIMEA Sibiu S.R.L., Sibiu, Romania
Wallace & Tiernan S.R.L., Bucharest, Romania
Aptus Elektronik AB, Askim, Sweden
Bewator AB, Solna, Sweden
Bewator Group AB, Solna, Sweden
Bewator Holding AB, Solna, Sweden
Norwesco AB, Täby, Sweden
Siemens AB, Upplands Väsby, Sweden
Siemens Enterprise Communications AB, Upplands Väsby, Sweden
Siemens Financial Services AB, Stockholm, Sweden
Siemens Home and Office Communication Devices AB, Upplands Väsby, Sweden
Siemens Industrial Turbomachinery AB, Finspong, Sweden

List of subsidiaries and associated companies September 30, 2007 (continued)
of Siemens worldwide prepared pursuant to § 313 (2) HGB
Siemens IT Solutions and Services AB, Stockholm, Sweden
Siemens Laser Analytics AB, Göteborg, Sweden
Siemens Medical Solutions Diagnostics AB, Mölndal, Sweden
UGS Svenska AB, Kista, Sweden
Huba Control AG, Würenlos, Sweden
OSRAM AG, Winterthur, Switzerland
Siemens Audiologie AG, Adliswil, Switzerland
Siemens Beteiligungs-Verwaltung Schweiz AG, Zurich, Switzerland
Siemens Enterprise Communications AG, Zurich, Switzerland
Siemens Fuel Gasification Technology Holding AG, Zug, Switzerland
Siemens Home and Office Communication Devices Schweiz GmbH, Solothurn, Switzerland
Siemens Leasing AG, Zurich, Switzerland
Siemens Power Holding AG, Zug, Switzerland
Siemens Schweiz AG, Zurich, Switzerland
Siemens VDO Automotive AG, Neuhausen a. Rheinfall, Switzerland
Trench Switzerland AG, Basel, Switzerland
UGS PLM Solutions AG, Urdorf, Switzerland
Siemens d.o.o. Beograd, Belgrade, Serbia and Montenegro
SIEMENS IT SOLUTIONS AND SERVICES D.O.O., Belgrade, Serbia and Montenegro
OEZ Slovakia, spol. s r.o., Bratislava, Slovakia
OSRAM Slovakia a.s., Nové Zámky, Slovakia
Siemens Enterprise Communications a.s., Bratislava, Slovakia
Siemens IT Solutions and Services, s.r.o., Bratislava, Slovakia
Siemens Program and System Engineering s.r.o., Bratislava, Slovakia
Siemens s.r.o., Bratislava, Slovakia
Siemens d.o.o., Ljubljana, Slovakia
Siemens Transportation Systems d.o.o., Maribor, Slovenia
DPC Dipesa S.A., Madrid, Spain
Nertus Mantenimiento Ferroviario S.A., Barcelona, Spain
OSRAM S.A., Madrid, Spain
Siemens Building Technologies Security S.A., Madrid, Spain
Siemens Busbar Trunking Systems S.L., Barcelona, Spain
Siemens Enterprise Communications S.A., Madrid, Spain
Siemens Fire & Security Products, S.A., Madrid, Spain
Siemens Holding S.L., Madrid, Spain
Siemens Home and Office Communication Devices S.L., Madrid, Spain
Siemens Renting S.A., Madrid, Spain
Siemens S.A., Madrid, Spain
Siemens VAI Metals Technologies S.A., Guecho, Spain
Siemens VDO Automotive S.A., Barcelona, Spain
Telecomunicación, Electrónica y Conmutación S.A., Madrid, Spain
UGS PLM Solutions S.L., Barcelona, Spain
VDO Instruments Holding Espana S.L., Barcelona, Spain
ANF DATA spol. s.r.o., Prague, Czech Republic
ELTODO-dopravni systemy s.r.o., Prague, Czech Republic
OEZ s.r.o., Letohrad, Czech Republic
OSRAM Bruntál s.r.o., Bruntál, Czech Republic
Siemens Automobilové Systémy s.r.o., Frenstát, Czech Republic
Siemens Electric Machines s.r.o., Drasov, Czech Republic
Siemens Elektromotory s.r.o., Mohelnice, Czech Republic

List of subsidiaries and associated companies September 30, 2007 (continued)
of Siemens worldwide prepared pursuant to § 313 (2) HGB
Siemens Engineering a.s., Prague, Czech Republic
Siemens Enterprise Communications s.r.o., Prague, Czech Republic
Siemens Industrial Turbomachinery s.r.o., Brünn, Czech Republic
Siemens IT Solutions and Services, s.r.o., Prague, Czech Republic
Siemens Kolejova vozidla s.r.o., Prague, Czech Republic
Siemens Medical Solutions Diagnostics s.r.o., Prague, Czech Republic
Siemens Nizkonapet ova spinaci technika s.r.o., Trutnov, Czech Republic
Siemens s.r.o., Prague, Czech Republic
Siemens VAI Metals Technologies s r.o., Prague, Czech Republic
Siemens VDO Automotive s.r.o., Brandys, Czech Republic
UGS PLM Solutions s.r.o., Prag, Czech Republic
OSRAM Ampul Ticaret A.S., Istanbul, Turkey
Siemens EC Kurumsal Iletisim Hizmetleri Sanayi ve Ticaret Anonim Sirketi, Istanbul, Turkey
Siemens Finansal Kiralama A.S., Istanbul, Turkey
Siemens Sanayi ve Ticaret A.S., Istanbul, Turkey
evosoft Hungary Szamitastechnikai Kft., Budapest, Hungary
Labscreen Orvosi Labordiagnosztikai és Keresjedekmi Kft., Budapest, Hungary
Siemens Enterprise Communications Kft., Budapest, Hungary
Siemens Erömütechnika Kft., Budapest, Hungary
Siemens Finance Rt., Budapest, Hungary
Siemens Investor Kft., Budapest, Hungary
Siemens Leasing Kft., Budapest, Hungary
Siemens PSE Program- és Rendszerfejlesztö Kft., Budapest, Hungary
Siemens Transzformátor Kft., Budapest, Hungary
Siemens Zrt., Budapest, Hungary
J. N. Kelly Security Holding Limited, Larnaka, Cyprus
3. The Americas (173 companies)
OSRAM Argentina S.A.C.I., Buenos Aires, Argentina
Siemens Enterprise Communications, S.A., Buenos Aires, Argentina
Siemens IT Solutions and Services S.A., Buenos Aires, Argentina
Siemens S.A., Buenos Aires, Argentina
Siemens Soluciones Tecnológicas Sociedad Anónima, Santa Cruz de la Sierra, Bolivia
Chemtech Servicos de Engenharia e Software Ltda., Rio de Janeiro, Brazil
DPC Medlab Productos Medico-Hospitalares Ltda., São Paulo, Brazil
Iriel Ltda., Canoas, Brazil
OSRAM do Brasil Lampadas Elétricas Ltda., Osasco, Brazil
Siemens Consultoria Ltda., São Paulo, Brazil
Siemens Eletroeletronica S.A., Manaus, Brazil
Siemens Enterprise Communications Tecnología da infromacao e communicacoes corporativas Ltda., São Paulo, Brazil
Siemens Home and Office Equipamentos de Comunicação Ltda., São Paulo, Brazil
Siemens Ltda., São Paulo, Brazil
Siemens Medical Solutions Diagnostics Ltda., São Paulo, Brazil
Siemens Securities Services Ltda., São Paulo, Brazil
Siemens VAI Metals Technologies Ltda., Belo Horizonte, Brazil
Siemens VDO Automotive Industria e Comercio Ltda., Manaus, Brazil
Siemens VDO Automotive Ltda., Guarulhos, Brazil
Siemens VDO Industria e Comercio de Pecas de Reposicao Automotivas Ltda., São Paulo, Brazil
Trench Brazil Ltda., Contagem, Brazil
Unigraphics Solutions do Brasil Ltda., Sao Caetano do Sul, Brazil

List of subsidiaries and associated companies September 30, 2007 (continued)
of Siemens worldwide prepared pursuant to § 313 (2) HGB
USFilter Water & Wastewater Equipamentos Ltda., São Paulo, Brazil
VOEST-ALPINE INDUSTRIAL SERVICES do Brasil Ltda., Volta Redonda, Brazil
Siemens Enterprise Communications Ltda., Santiago de Chile, Chile
Siemens S.A., Santiago de Chile, Chile
Siemens S.A., San José, Costa Rica
Siemens Holding S.A., Santo Domingo, Dominican Republic
Siemens Enterprise Communications S.A., Quito, Ecuador
Siemens S.A., Quito, Ecuador
Siemens S.A., Antiguo Cuscatlán, El Salvador
Siemens Electrotécnica S.A., Guatemala-Stadt, Guatemala
Siemens Diagnostics Manufacturing Limited, George Town, Cayman Islands
3805328 Canada Inc., Mississauga, Ontario, Canada
4204824 Canada Inc., Mississauga, Ontario, Canada
Chantry Networks, Inc., Mississauga, Ontario, Canada
MRI Canada Ltd., Sault Ste. Marie, Ontario, Canada
OSRAM Sylvania Ltd., Mississauga, Ontario, Canada
Sidelco Inc., Quebec City, Québec, Canada
Siemens Building Technologies Ltd., Mississauga, Ontario, Canada
Siemens Canada Ltd., Mississauga, Ontario, Canada
Siemens Enterprise Communications Inc., Mississauga, Ontario, Canada
Siemens IT Solutions and Services Inc. (Canada), Mississauga, Ontario, Canada
SIEMENS MEDICAL SOLUTIONS DIAGNOSTICS, INC., Mississauga, Ontario, Canada
Siemens Milltronics Process Instruments, Inc., Peterborough, Ontario, Canada
Siemens VDO Automotive Canada Inc., Mississauga, Ontario, Canada
Siemens Water Technologies Canada, Inc., Mississauga, Ontario, Canada
Trench Ltd., Saint John, New Brunswick, Canada
Turbocare Canada Ltd., Calgary, Alberta, Canada
Unigraphics Solutions Canada Ltd., Mississauga, Ontario, Canada
VA TECH Transformateurs Ferranti-Packard (Québec) Inc., Trois Rivières, Québec, Canada
Wheelabrator Air Pollution Control (Canada) Inc., Milton, Ontario, Canada
Siemens Enterprise Communications Limitada, Bogotá, Columbia
Siemens Medical Solutions Diagnostics srl, Bogotá, Columbia
Siemens S.A., Bogotá, Columbia
Grupo Siemens S.A. de C.V., México D.F., Mexico
Indústria de Trabajos Eléctricos S.A. de C.V., Ciudad Juárez, Mexico
Industrias OSRAM de México S.A., Tultitlán, Mexico
OSRAM de México S.A. de C.V., Tultitlán, Mexico
OSRAM S.A. de C.V., Tultitlán, Mexico
Proyectos de Energia S.A. de C.V., México D.F., Mexico
Siemens Automotive Inmobiliaria S.A. de C.V., Tlajomulco de Zuniga, Jalisco, Mexico
Siemens Enterprise Communications S.A. de C.V., México D.F., Mexico
Siemens Enterprise Communications Servicios S.A. de C.V., México D.F., Mexico
Siemens Inmobiliaria S.A. de C.V., México D.F., Mexico
Siemens Innovaciones S.A. de C.V., México D.F., Mexico
Siemens Medical Solutions Diagnostics S. de R.L. de C.V., México D.F., Mexico
Siemens Medical Solutions Servicios S. de R.L. de C.V., México D.F., Mexico
Siemens Servicios S.A. de C.V., México D.F., Mexico
Siemens Transformadores, S.A. de C.V., Guanajuato, Mexico
Siemens VDO S.A. de C.V., Guadalajara, Mexico
Siemens VDO Servicios S.A. de C.V., Guadalajara, Mexico

List of subsidiaries and associated companies September 30, 2007 (continued)
of Siemens worldwide prepared pursuant to § 313 (2) HGB
Siemens, S.A. de C.V., México D.F., Mexico
Sylvania Componentes Electrónicos S.A., Ciudad Juárez, Mexico
Unigraphics Solutions de México S.A. de C.V., Santa Fe, Mexico
USFilter Chemfeed S.A. de C.V., Tultitlán, Mexico
USFilter Chemfeed Services S.A. de C.V., Tultitlán, Mexico
Siemens S.A., Managua, Nicaragua
Siemens Enterprise Communications S.A.C., Lima, Peru
Siemens S.A.C., Lima, Peru
Advanced Burner Technologies Corp., South Pluckemin, NJ, USA
Chantry Networks Corp., Waltham, MA, USA
Demag Delaval Turbomachinery Corp., Trenton, NJ, USA
Electone, Inc., Longwood, FL, USA
International Petroleum Corp. of Delaware, Wilmington, DE, USA
Jet Turbine Service, Inc., Boca Raton, FL, USA
Litronix, Inc., Cupertino, CA, USA
Mannesmann Corp., New York, NY, USA
M-E Manufacturing and Services, Inc., Plymouth, MN, USA
OSRAM Opto Semiconductors, Inc., Santa Clara, CA, USA
OSRAM Sylvania Products, Inc., Danvers, MA, USA
OSRAM Sylvania Puerto Rico Corp., Luquillo, PR, USA
OSRAM Sylvania Transport, Inc., Danvers, MA, USA
OSRAM Sylvania, Inc., Danvers, MA, USA
P.E.T.NET Houston, LLC, Knoxville, TN, USA
PETNET Solutions, Inc., Knoxville, TN, USA
Rexton, Inc., Plymouth, MN, USA
Schlesinger-Siemens Electrical, LLC, Alpharetta, GA, USA
Siemens Asset Services, Inc., Wilmington, DE, USA
Siemens Building Technologies, Inc., Buffalo Grove, IL, USA
Siemens Business Services Media Consultancy LLC, Wilmington, DE, USA
Siemens Business Services Media Holdings LLC, Wilmington, DE, USA
Siemens Capital Company LLC, Iselin, NJ, USA
Siemens Communications, Inc., Boca Raton, FL, USA
Siemens Corporate Research, Inc., Princeton, NJ, USA
Siemens Corporation, New York, NY, USA
Siemens Demag Delaval Turbomachinery, Inc., Hamilton, NJ, USA
Siemens Diesel Systems Technology LLC, Blythewood, SC, USA
Siemens Energy & Automation, Inc., Alpharetta, GA, USA
Siemens Financial Services, Inc., Iselin, NJ, USA
Siemens Financial, Inc., Iselin, NJ, USA
Siemens Fossil Power Corp., Milwaukee, WI, USA
Siemens Fossil Services, Inc., Orlando, FL, USA
Siemens Government Services, Inc., Reston, VA, USA
Siemens Hearing Instruments, Inc., Piscataway, NJ, USA
Siemens Home and Office Communication Devices LLC, Dallas, TX, USA
Siemens Industrial Turbomachinery, Inc., Houston, TX, USA
Siemens IT Solutions and Services Inc., Norwalk, CT, USA
Siemens Medical Solutions Diagnostics, Los Angeles, CA, USA
Siemens Medical Solutions USA, Inc., Malvern, PA, USA
Siemens Molecular Imaging, Inc., Knoxville, TN, USA
Siemens One, Inc., Alpharetta, GA, USA

List of subsidiaries and associated companies September 30, 2007 (continued)
of Siemens worldwide prepared pursuant to § 313 (2) HGB
Siemens Power Generation Operating Services Company, Orlando, FL, USA
Siemens Power Generation Service Company, Ltd., Orlando, FL, USA
Siemens Power Generation Systems Company, Orlando, FL, USA
Siemens Power Generation, Inc., Orlando, FL, USA
Siemens Power Plant Operating Services Co. Ltd., Orlando, FL, USA
Siemens Power Transmission & Distribution, Inc., Raleigh, NC, USA
Siemens Preclinical Solutions, LLC, Knoxville, TN, USA
Siemens Product Lifecycle Management Software, Inc., Plano, TX, USA
Siemens Public, Inc., Wilmington, DE, USA
Siemens Real Estate, Inc., Iselin, NJ, USA
Siemens Shared Services LLC, Iselin, NJ, USA
Siemens Subscriber Networks LLC, Dallas, TX, USA
Siemens Technology-to-Business Center LLC, Berkeley, CA, USA
Siemens Transportation Systems, Inc., Sacramento, CA, USA
Siemens Treated Water Outsourcing Corp., Rockford, IL, USA
Siemens USA Holdings, Inc., New York, NY, USA
Siemens VAI Services, LLC, Canonsburg, PA, USA
Siemens VDO Automotive Corp., Auburn Hills, MI, USA
Siemens VDO Electric Drives Inc., Dearborn, MI, USA, USA
Siemens VDO Holding Company Inc., Auburn Hills, MI, USA
Siemens Venture Capital, Inc., New York, NY, USA
Siemens Water Technologies Corp., Boston, MA, USA
Siemens Water Technologies Holding Corp., Warrendale, PA, USA
Siemens Water Technologies Transport Corp., South Bend, IN, USA
Siemens Westinghouse Generation Service Co., Orlando, FL, USA
SMI Holding LLC, New York, NY, USA
SMS Capital Services, Inc., Wilmington, DE, USA
SMS Enterprises, Inc., Wilmington, DE, USA
Steel Related Technology new LLC, Blytheville, AR, USA
Sylvania Lighting Services Corp., Danvers, MA, USA
Tecnomatix Technologies, Inc., Plano, TX, USA
The Colorado Medical Cyclotron, LLC, Knoxville, TN, USA
Trench Electric USA Ltd., Wilmington, DE, USA
Turbine Airfoil Coating & Repair LLC, Middletown, NY, USA
Turblex Inc., Springfield, MO, USA
TurboCare LLC, Dallas, TX, USA
TurboCare, Inc., Chicopee, MA, USA
UGS Capital Corp., Plano, TX, USA
UGS Capital Corp.II, Plano, TX, USA
UGS European Holdings, Inc., Plano, TX, USA
UGS Holdings, Inc., Plano, TX, USA
UGS Israeli Holdings, Inc., Plano, TX, USA
UGS Japanese Holdings, Inc., Plano, TX, USA
UGS PLM Solutions Asia/Pacific Incorporated, Plano, TX, USA
Valeo Sylvania LLC, Seymour, IN, USA
Wheelabrator Air Pollution Control, Inc., Pittsburgh, PA, USA
Winergy Drive Systems Corp., Elgin, IL, USA
DPC Venezuela C.A., Caracas, Venezuela
Servicios Industriales SERWESTCA C.A., Caracas, Venezuela
Siemens Enterprise Communications Sociedad Anónima, Caracas, Venezuela

List of subsidiaries and associated companies September 30, 2007 (continued)
of Siemens worldwide prepared pursuant to § 313 (2) HGB
Siemens S.A., Caracas, Venezuela
4. Asia-Pacific (152 companies)
King Hearing Aids Pty. Ltd., Bayswater, Australia
Memcor Australia Pty. Ltd., South Windsor, Australia
Memtech Pty. Ltd., South Windsor, Australia
OSRAM Australia Pty. Ltd., Sydney, Australia
Siemens Hearing Instruments Pty. Ltd., Bayswater, Australia
Siemens Ltd., Bayswater, Australia
Siemens Medical Solutions Diagnostics Pty. Ltd., Doncaster, Australia
Siemens Rail Services Bayside Pty. Ltd., Bayside, Australia
Siemens Rail Services Swanston Pty. Ltd., Swanston, Australia
Siemens VDO Automotive Pty. Ltd., Heidelberg West, Australia
USFilters Stranco Aquatic Pty. Ltd., Brookvale, Australia
Wallace & Tiernan Pty. Ltd., Sydney, Australia
Siemens Bangladesh Ltd., Dhaka, Bangladesh
Beijing CNC Water Technology Ltd., Beijing, China
Beijing Siemens Cerberus Electronics Ltd., Beijing, China
Chung Tak Lighting Control Systems (Guangzhou) Ltd., Guangzhou, China
DPC (Tianjin) Co., Ltd., Tianjin, China
MWB (Shanghai) Co Ltd., Shanghai, China
OSRAM China Lighting Ltd., Foshan, China
OSRAM Kunshan Display Optic Co. Ltd., Kunshan, China
Siemens Building Technologies (Tianjin) Ltd., Tianjin, China
Siemens Business Communication Systems Ltd., Shanghai, China
Siemens Circuit Protection Systems Ltd., Shanghai, China
Siemens Electrical Apparatus Ltd., Suzhou, China
Siemens Electrical Drives (Shanghai) Ltd., Shanghai, China
Siemens Electrical Drives Ltd., Tianjin, China
Siemens Electronics Assembly Systems Ltd., Shanghai, Shanghai, China
Siemens Factory Automation Engineering Ltd., Beijing, China
Siemens Finance and Leasing Ltd., Beijing, China
Siemens Financial Services Ltd., Beijing, China
Siemens Gas Turbine Parts Ltd., Shanghai, China
Siemens Hearing Instruments (Suzhou) Co. Ltd., Suzhou, China
Siemens High Voltage Circuit Breakers Ltd., Hangzhou, China
Siemens High Voltage Switchgear Guangzhou Ltd., Guangzhou, China
Siemens High Voltage Switchgear Ltd., Shanghai, China
Siemens Home and Office Communication Devices (Shanghai) Ltd., Shanghai, China
Siemens Industrial Automation Ltd., Shanghai, China
Siemens Industrial Turbomachinery (Huludao) Co. Ltd., Huludao, China
Siemens International Trading (Shanghai) Co. Ltd., Shanghai, China
Siemens Low Voltage Circuit Breaker Co. Ltd., Shanghai, China
Siemens Ltd., China, Beijing, China
Siemens Manufacturing and Engineering Centre Ltd., Shanghai, China
Siemens Mechanical Drive Systems (Tianjin) Co., Ltd., Tianjin, China
Siemens Medium Voltage Switchgear Co. Ltd., Shenzhen, China
Siemens Medium Voltage Switching Technologies (Wuxi) Ltd., Wuxi, China
Siemens Mindit Magnetic Resonance Ltd., Shenzhen, China
Siemens Numerical Control Ltd., Nanjing, China

List of subsidiaries and associated companies September 30, 2007 (continued)
of Siemens worldwide prepared pursuant to § 313 (2) HGB
Siemens Power Automation Ltd., Nanjing, China
Siemens Power Plant Automation Ltd., Nanjing, China
Siemens Program and System Engineering (Nanjing) Co. Ltd., Nanjing, China
Siemens Sensors & Communication Ltd., Dalian, China
Siemens Shanghai Medical Equipment Ltd., Shanghai, China
Siemens Signalling Co. Ltd., Xi’an, Xian, China
Siemens Standard Motors Ltd., Jiangsu, Yizheng, China
Siemens Surge Arresters Ltd., Wuxi, China
Siemens Switchgear Co. Ltd., Shanghai, China
Siemens Technology Development (Beijing) Ltd. Corp., Beijing, China
Siemens Traction Equipment (Zhuzhou) Ltd., Zhuzhou, China
Siemens Transformer Company Ltd., Jinan, China
Siemens VAI Manufacturing (Taicang) Co., Ltd., Taicang, China
Siemens VDO Asia Pacific Co. Ltd., Shanghai, China
Siemens VDO Automotive (Wuhu) Co. Ltd., Wuhu, China
Siemens VDO Automotive Changchun Co. Ltd., Changchun, China
Siemens VDO Automotive Huizhou Co. Ltd., Huizhou, China
Siemens VDO Automotive Shanghai Co. Ltd., Shanghai, China
Siemens VDO Electric Motor (Shanghai) Co. Ltd., Shanghai, China
Siemens Wiring Accessories Shandong Ltd., Zibo, China
Siemens X-Ray Vacuum Technology Ltd., Wuxi, China
Trench Fushun Bushing Co. Ltd., Fushun, China
Trench High Voltage Products Ltd., Shenyang, China
Unigraphics Solutions (China) Co., Ltd., Shanghai, China
VA TECH Elin Transformer Guangzhou Co. Ltd., Guangzhou, China
Winergy Drive Systems (Tianjin) Co. Ltd., Tianjin, China
Avenues (Hong Kong) Limited, Hong Kong, Hong Kong
CNC (China) Water Technology Limited, Hong Kong, Hong Kong
OSRAM Lighting Control Systems Ltd., Hong Kong, Hong Kong
OSRAM Prosperity Holding Company Ltd., Wanchai, Hong Kong
Siemens Building Technologies (China) Ltd., Hong Kong, Hong Kong
Siemens Ltd., Hong Kong, Hong Kong
Siemens Medical Solutions Diagnostics Limited, Hong Kong, Hong Kong
Siemens Product Lifecycle Management Software (HK) Limited, Hong Kong, Hong Kong
Siemens VDO Automotive Ltd., Hong Kong, Hong Kong
Flender Ltd., Kalkutta, India
OSRAM India Pvt. Ltd., Gurgaon, India
Siemens Building Technologies Pvt. Ltd., Chennai, India
Siemens Corporate Finance Pvt. Ltd., Mumbai, India
Siemens Enterprise Communications Pvt. Ltd., Mumbai, India
Siemens Hearing Instruments Pvt. Ltd., Bangalore, India
Siemens Industrial Turbomachinery Services Private Limited, Bangalore, India
Siemens Information Processing Services Pvt. Ltd., Bangalore, India
Siemens Information Systems Ltd., Mumbai, India
Siemens Ltd., Mumbai, India
Siemens Medical Solutions Diagnostics Ltd., Baroda, India
Siemens Power Engineering Pvt. Ltd., Gurgaon, India
Siemens VAI Metals Technologies Private Limited, Kalkutta, India
UGS India Private Limited, Neu Delhi, India
Winergy Drive Systems India Pvt. Ltd., Chennai, India

List of subsidiaries and associated companies September 30, 2007 (continued)
of Siemens worldwide prepared pursuant to § 313 (2) HGB
P.T. OSRAM Indonesia, Tangerang, Indonesia
P.T. Siemens Hearing Instruments, Batam, Indonesia
P.T. Siemens Indonesia, Jakarta, Indonesia
Nihon Tecnomatix K.K., Tokyo, Japan
OSRAM Ltd., Yokohama, Japan
OSRAM-MELCO Ltd., Yokohama, Japan
OSRAM-MELCO Toshiba Lighting Ltd., Yokosuka, Japan
Siemens Financial Services K.K., Tokyo, Japan
Siemens Hearing Instruments K.K., Tokyo, Japan
Siemens K.K., Tokyo, Japan
Siemens Medical Solutions Diagnostics K.K., Tokyo, Japan
Siemens VDO Automotive K.K., Tokyo, Japan
Siemens-Asahi Medical Technologies Ltd., Tokyo, Japan
UGS PLM Solutions K.K., Tokyo, Japan
Yaskawa Siemens Numerical Controls Corp., Tokyo, Japan
CTIMI Korea Co., Ltd., Seoul Korea
OSRAM Korea Co. Ltd., Ansan-City Korea
Siemens Automotive Systems Corp., Seoul Korea
Siemens Building Technologies Ltd., Gimpo Korea
Siemens Ltd., Seoul Korea
Siemens Medical Solutions Diagnostics Limited, Seoul Korea
Siemens VDO Automotive Ltd., Seoul Korea
Siemens VDO Ltd., Chongwon-gun Korea
UGS PLM Korea Ltd., Seoul Korea
Ultrasonic Technologies Ltd., Gyeongju Korea
OSRAM Opto Semiconductors Sdn. Bhd., Penang, Malaysia
OSRAM Technologies (Malaysia) Sdn. Bhd., Penang, Malaysia
Siemens Enterprise Networks Sdn. Bhd., Petaling Jaya, Malaysia
Siemens Malaysia Sdn. Bhd., Petaling Jaya, Malaysia
Siemens Power Generation Asia Pacific Sdn. Bhd., Petaling Jaya, Malaysia
Siemens VDO Automotive (Malaysia) Sdn. Bhd., Prai, Malaysia
Siemens VDO Components (Malaysia) Sdn. Bhd., Prai, Malaysia
Siemens VDO Instruments (Malaysia) Sdn. Bhd., Prai, Malaysia
Siemens (N.Z.) Ltd., Auckland, New Zealand
Carrier Telephone Industries Ltd., Islamabad, Pakistan
Siemens Enterprise Communications (Private) Limited, Karachi, Pakistan
Siemens Pakistan Engineering Co. Ltd., Karachi, Pakistan
Siemens Power Operations, Inc., Manila, Philippines
Siemens, Inc., Manila, Philippines
Demag Delaval Industrial Turbomachinery (Singapore) Pte. Ltd., Singapore, Singapore
Electocatalytic Products Pte. Ltd., Singapore, Singapore
OSRAM Pte. Ltd., Singapore, Singapore
Siemens Energy Management and Information Systems Pte. Ltd., Singapore, Singapore
Siemens Enterprise Communications Pte. Ltd., Singapore, Singapore
Siemens IT Solutions and Services Pte. Ltd., Singapore, Singapore
Siemens Medical Instruments Pte. Ltd., Singapore, Singapore
Siemens Product Lifecycle Management Software (SG) Pte. Ltd., Singapore, Singapore
Siemens Pte. Ltd., Singapore, Singapore
Siemens VDO Automotive Pte. Ltd., Singapore, Singapore
OSRAM Taiwan Company Ltd., Taipeh, Taiwan

List of subsidiaries and associated companies September 30, 2007 (continued)
of Siemens worldwide prepared pursuant to § 313 (2) HGB
Siemens Ltd., Taipeh, Taiwan
Siemens Business Communication Systems Ltd., Bangkok, Thailand
Siemens Industrial Services Ltd., Bangkok, Thailand
Siemens Ltd., Bangkok, Thailand
Siemens Ltd., Ho Chi Minh City, Vietnam
5. Other countries (59 companies)
Siemens Ltd., Cairo, Egypt
VA TECH Transmission & Distribution s.a.e., Cairo, Egypt
ESTEL Rail Automation SPA, Algiers, Algeria
Siemens Spa, Algiers, Algeria
Siemens W.L.L., Manama, Bahreïn
Demag Delaval Desoil Services (Sherkate Sahami Khass), Qeshm, Iran
Siemens Sherkate Sahami (Khass), Teheran, Iran
Robcad Limited, Herzliya, Israel
Siemens Computer Aided Diagnosis Ltd., Jerusalem, Israel
Siemens Israel Ltd., Tel Aviv, Israel
Tecnomatix Ltd., Herzliya, Israel
Tecnomatix Technologies Ltd., Herzliya, Israel
UGS Israeli Holdings (Israel) Ltd., Herzliya, Israel
Siemens TOO, Almaty, Kazakhstan
Siemens Ltd., Nairobi, Kenia
Siemens Electrical & Electronic Services K.S.C., Kuwait, Kuwait
Siemens Enterprise Communications S.A., Casablanca, Morocco
Siemens Plant Operations Tahaddart SARL, Tangiers, Morocco
Siemens S.A., Casablanca, Morocco
Siemens Pty. Ltd., Windhoek, Namibia
Siemens Ltd., Lagos, Nigeria
Siemens L.L.C., Muscat, Oman
Siemens W.L.L., Doha, Qatar
OAO OSRAM, Smolensk, Russian Federation
OOO Demag Delaval Power Nevski, St. Petersburg, Russian Federation
OOO Nauchnoproizvodstvennoye predpriatiye AVTOELEKRONIKA-ELCAR, Kaluga, Russian Federation
OOO Siemens, Moscow, Russian Federation
OOO Siemens Enterprise Communications, Moscow, Russian Federation
OOO Siemens IT Solutions and Services, Moscow, Russian Federation
OOO Siemens Management Infrastruktury y Imuschestwa, Moscow, Russian Federation
OOO Siemens VDO Automotive, Moscow, Russian Federation
OOO Siemens VDO Engineering, Moscow, Russian Federation
Unigraphics Solutions Limited Liability Company, Moscow, Russian Federation
Arabia Electric Ltd. (Equipment), Jeddah, Saudi Arabia
ISCOSA Industries and Maintenance Ltd., Riyadh, Saudi Arabia
Siemens Ltd., Jeddah, Saudi Arabia
VA TECH T & D Co. Ltd., Riyadh, Saudi Arabia
Flender Power Transmission (Pty) Ltd., Johannesburg, South Africa
Impilo Consortium (Pty.) Ltd., La Lucia, South Africa
Marqott (Proprietory) Limited, Pretoria, South Africa
Marqott Holdings (Pty.) Ltd., Pretoria, South Africa
OSRAM (Pty.) Ltd., Midrand, South Africa
Siemed Services (Pty.) Ltd., Mayville, South Africa

List of subsidiaries and associated companies September 30, 2007 (continued)
of Siemens worldwide prepared pursuant to § 313 (2) HGB
Siemens Business Services Holdings (Pty.) Ltd., Johannesburg, South Africa
Siemens Demag Delaval Turbomachinery (Pty.) Ltd., Johannesburg, South Africa
Siemens Enterprise Communications (Pty.) Ltd., Johannesburg, South Africa
Siemens Hearing Solution (Pty.) Ltd., Randburg, South Africa
Siemens IT Solutions and Services (Pty) Ltd., Johannesburg, South Africa
Siemens Ltd., Halfway House, Midrand, South Africa
Siemens Medical Solutions Diagnostics Limited, Isando, South Africa
Siemens Real Estate Management (Pty.) Ltd., Umtata, South Africa
SIEMENS VAI METALS SERVICES (Pty) Ltd., Johannesburg, South Africa
Siemens Ltd., Dar Es Salaam, Tanzania
Siemens S.A., Tunis, Tunisia
DP Siemens Ukraine, Kiev, Ukraine
OSRAM Middle East FZE, Dubai, United Arab Emirates
SD (Middle East) LLC, Dubai, United Arab Emirates
Siemens Home and Office Communication Devices FZ- L.L.C., Dubai, United Arab Emirates
Siemens LLC, Abu Dhabi, United Arab Emirates
B) Not consolidated
1. Germany (131 companies)
a) Due to the restrictions on the use of assets
Atecs Mannesmann Unterstützungskasse GmbH, Dusseldorf
Unterstützungskasse der VDO Mess- und Regeltechnik GmbH, Schwalbach am Taunus
b) On the basis of immateriality
Airport Munich Logistics and Services GmbH, Hallbergmoos
Alpha Verteilertechnik GmbH, Cham
Altrade GmbH, Freigericht-Horbach
applied international informatics Service GmbH, Dusseldorf
applied international informatics Vertrieb GmbH, Dusseldorf
Asko Grundstücksverwaltungs-Gesellschaft mbH, Berlin
Ausbildungszentrum für Technik, Informationsverarbeitung und Wirtschaft, Paderborn
Bocholt Beteiligungs GmbH, Erlangen
BWI Informationstechnik GmbH, Meckenheim
CAPTA Grundstücks-Verwaltungsgesellschaft mbH, Grünwald
CePLuS GmbH Steuerungstechnik GmbH, Magdeburg
CHG Communications Beteiligungsverwaltung GmbH, Munich
Concert Software und Business Service GmbH in Liquidation, Erlangen
Constructa GmbH, Munich
CTI Molecular Imaging Europe GmbH, Munster
DA Creative GmbH, Munich
Demag Mobile Cranes GmbH, Munich
DKS Dienstleistungsgesellschaft f. Kommunikationsanlagen des Stadt- und Regionalverkehrs mbH, Cologne
EDI – USS Umsatzsteuersammelrechnungen und Signaturen GmbH & Co. KG, Munich
EDI – USS Verwaltungsgesellschaft mbH, Munich
ePS & RTS Automation Software GmbH, Renningen
ETM Deutschland GmbH, Hannover
EVB Elektro-Verwaltungsgesellschaft für Beteiligungen mbH, Munich
evosoft Business Relations GmbH, Nuremberg

List of subsidiaries and associated companies September 30, 2007 (continued)
of Siemens worldwide prepared pursuant to § 313 (2) HGB
FACTA Grundstücks-Entwicklungs- und Verwaltungsgesellschaft mbH, Munich
FACTA Grundstücks-Entwicklungsgesellschaft mbH & Co. KG, Munich
Flender VR-GmbH i.L., Bocholt
GHG Vermögensverwaltungs-GmbH & Co. KG i.L., Grünwald
HV-Turbo GmbH, Neu Wulmstorf
ILLIT Grundstücks-Verwaltungsgesellschaft mbH, Grünwald
Immosuisse GmbH Immobilien Management i.L., Berlin
Indass GmbH für Vermittlung von Versicherungen, Berlin
itp Finanzservice Verwaltungsgesellschaft GmbH, Salzkotten
KERNIT Grundstücks-Verwaltungsgesellschaft mbH & Co. KG, Grünwald
KMK Kunststoff Metall und Komponenten Verwaltungs-GmbH, Karlsruhe
KompTime GmbH, Munich
Kraftwerksgesellschaft Völklingen mbH & Co. KG, Völklingen
Kyros 32 GmbH, Munich
Kyros 33 GmbH, Munich
Kyros 34 GmbH, Munich
Kyros 5 Beteiligungsgesellschaft mbH, Munich
Light Distribution Gesellschaft mbH, Herbrechtingen
MCE Anlagen- und Rohrleitungsbau GmbH, Ratingen
mdexx Magnetronic Devices Verwaltungs-GmbH, Bremen
Mercantus Grundstücks-Verwaltungsgesellschaft mbH & Co. KG i.L., Grünwald
messMa GmbH, Irxleben
NSW Gesellschaft für Vermögensverwaltung mbH i.L., Munich
NSW-Hilfe GmbH Unterstützungseinrichtung der Firma NSW Gesellschaft für Vermögensverwaltung mbH in München i.L.,
Munich
OBTec Steuerungstechnik GmbH, Munich
OEZ Deutschland GmbH, Schwerin
OSRAM Light Consulting GmbH, Munich
Patent-Treuhand-Gesellschaft für elektrische Glühlampen mbH, Munich
Perlach Grundstücks-Verwaltungsgesellschaft mbH, Grünwald
REMECH Systemtechnik GmbH & Co. KG, Kamsdorf
REMECH Systemtechnik Verwaltungs-GmbH, Kamsdorf
Ruhrpilot Betriebsgesellschaft GmbH, Essen
Ruhrtal Hochspannungsgeräte Beteiligungsgesellschaft mbH, Bochum
RXS Gesellschaft für Vermögensverwaltung mbH i.L., Munich
SAF Beteiligungs GmbH, Grünwald
SAF Vermögensverwaltung GmbH & Co. KG, Grünwald
SALEBRA Grundstücks-Verwaltungsgesellschaft mbH, Munich
SiCED Electronics Development GmbH & Co. KG, Erlangen
SiCED Electronics Development Verwaltungs-GmbH, Erlangen
SiCrystal AG, Erlangen
Siemens Beteiligungen Management GmbH, Grünwald
Siemens Beteiligungsgesellschaft für Gebäudemanagement und Services mbH i.L., Erlangen
Siemens Building Technologies Beteiligungs-GmbH, Erlangen
Siemens Busbar Trunking Systems Verwaltungs- GmbH, Cologne
Siemens Communication Devices Management GmbH & Co. OHG, Munich
Siemens Communication Devices Verwaltungs GmbH, Munich
Siemens Energy Automation Verwaltungs GmbH, Erlangen
Siemens Enterprise Communications Management GmbH, Munich
Siemens Enterprise Communications Manufacturing Management GmbH, Leipzig

List of subsidiaries and associated companies September 30, 2007 (continued)
of Siemens worldwide prepared pursuant to § 313 (2) HGB
Siemens Grundstücks-Verwaltungsgesellschaft KASSIA mbH, Erlangen
Siemens Home and Office Communication Devices Management GmbH, Munich
Siemens Industriepark Karlsruhe Verwaltungs-GmbH, Karlsruhe
Siemens IT Solutions and Services Beteiligungs- GmbH, Munich
Siemens Linear Motor Systems GmbH & Co. KG, Munich
Siemens Linear Motor Systems Verwaltungs-GmbH, Munich
Siemens Miet- und Portfolio-Beteiligungs-GmbH, Berlin
Siemens Power Control GmbH, Langen
Siemens Product Lifecycle Management Software III (DE) GmbH, Lindau
Siemens Programm- und Systementwicklung GmbH, Hamburg
Siemens Real Estate Management GmbH, Munich
Siemens Technology Accelerator GmbH, Munich
Siemens Technopark Augsburg Verwaltungs GmbH, Augsburg
Siemens Technopark Berlin Verwaltungs GmbH, Berlin
Siemens Technopark Bruchsal Verwaltungs GmbH, Bruchsal
Siemens Technopark GmbH Dresden, Dresden
Siemens Technopark Hanau Management GmbH, Hanau
Siemens Technopark Mülheim Verwaltungs-GmbH, Mülheim a. d. Ruhr
Siemens Technopark Nürnberg Verwaltungs GmbH, Nuremberg
Siemens Technopark Verwaltungsgesellschaft mbH, Munich
Siemens Venture Capital Fund 1 GmbH, Munich
Siemens Venture Capital Fund 2 GmbH, Munich
Siemens Wohnungsgesellschaft Management GmbH, Munich
Siemens-Electrogeräte GmbH, Munich
SIM 2. Grundstücksverwaltungs- und -beteiligungs-GmbH, Munich
SIM 4. Grundstücksverwaltungs- und -beteiligungs-GmbH, Munich
SIM 6. Grundstücksverwaltungs- und -beteiligungs-GmbH, Munich
SIM 7. Grundstücksverwaltungs- und -beteiligungs-GmbH, Munich
SIM 8. Grundstücksverwaltungs- und -beteiligungs-GmbH, Munich
SIM 12. Grundstücksverwaltungs- und -beteiligungs-GmbH, Munich
SIM 13. Grundstücksverwaltungs- und -beteiligungs-GmbH, Munich
SIM 14. Grundstücksverwaltungs- und -beteiligungs-GmbH, Grünwald
SIM 15. Grundstücksverwaltungs- und -beteiligungs-GmbH, Munich
SIM 16. Grundstücksverwaltungs- und -beteiligungs-GmbH, Munich
SIM 17. Grundstücksverwaltungs- und -beteiligungs-GmbH, Grünwald
SIM 18. Grundstücksverwaltungs- und -beteiligungs-GmbH, Munich
SIM 20. Grundstücksverwaltungs- und -beteiligungs-GmbH, Erlangen
SIM 21. Grundstücksverwaltungs- und -beteiligungs-GmbH, Munich
SVM Star Ventures Management GmbH Nr. 3 & Co. Beteiligungs KG Nr. 4, Munich
SVM Star Ventures Managementgesellschaft mbH Nr. 3 & Co. Beteiligungs KG, Munich
SVM Star Ventures Managementgesellschaft mbH Nr. 3 & Co. Beteiligungs KG Nr. 2, Munich
SVM Star Ventures Managementgesellschaft mbH Nr. 3 & Co. Beteiligungs KG Nr. 3, Munich
SYKATEC Verwaltungs-GmbH, Erlangen
Syngenia Management Gesellschaft mbH, Munich
TGB Technisches Gemeinschaftsbüro GmbH, Kassel
VA TECH Finance (Deutschland) GmbH, Berlin
VA TECH WABAG Deutschland GmbH, Zwenkau
Vertacross Verwaltungsgesellschaft mbH, Nuremberg
Verwaltung Poolbeg Vermiet GmbH, Munich
VMZ Berlin Betreibergesellschaft mbH, Berlin

List of subsidiaries and associated companies September 30, 2007 (continued)
of Siemens worldwide prepared pursuant to § 313 (2) HGB
VTW Anlagen Deutschland GmbH, Ravensburg
VTW Pensionsverwaltung GmbH, Munich
yanistra GmbH, Augsburg
YARD Grundstücks-Verwaltungsgesellschaft mbH, Munich
ZIPPOS Management GmbH, Augsburg
ZIRKON Grundstücks-Verwaltungsgesellschaft mbH, Grünwald
2. International (396 companies)
a) Due to the restrictions on the use of assets
Siemens Mitarbeitervorsorgekasse AG, Vienna, Austria
Siemens Pensionskasse AG, Vienna, Austria
b) On the basis of immateriality
Schneider Electric High Voltage Trading & Distribution LLC, Cairo, Egypt
Siemens Ltd. for Trading, Cairo, Egypt
Security Management Technologies Albania Sh.p.k., Tirana, Albania
VA TECH WABAG Algerie SARL, Algier, Algeria
Siemens S.A., Luanda, Angola
Cerberus Mac Keon S.R.L., Buenos Aires, Argentina
Ingdesi S.A., Buenos Aires, Argentina
Siemens IT Services S.A., Buenos Aires, Argentina
Siemens Medical Solutions Diagnostics S.A., Buenos Aires, Argentina
VA TECH International Argentina SA, Buenos Aires, Argentina
VIA Argentina, S.A., Buenos Aires, Argentina
Siemens (Pvt) Ltd., Addis Abeba, Ethiopia
Flender Australia Pty. Ltd., Sydney, Australia
Siemens Building Technologies Pty. Ltd., Mount Waverly, Australia
Siemens Product Lifecycle Management Software (AUS) Pty Ltd., Melbourne, Australia
VA TECH Australia Pty. Ltd., Melbourne, Australia
Bewator NV, Gentbrugge, Belgium
N.V. Flender Belge S.A., Vilvorde, Belgium
SDRC Belgium N.V./S.A., Brussels, Belgium
Siemens Metering S.A., Zaventem, Belgium
VA TECH WABAG Belgium SA, Brussels, Belgium
DPC Medlab Ltda., Santa Cruz de la Sierra, Bolivia
OSRAM d.o.o., Mostar, Bosnia and Herzegovina
SIEMENS COMMUNICATIONS d.o.o., Sarajevo, Bosnia and Herzegovina
Siemens d.o.o., Banja Luka, Bosnia and Herzegovina
Siemens d.o.o., Mostar, Bosnia and Herzegovina
Siemens d.o.o., Sarajevo, Bosnia and Herzegovina
DPC Medlab Productos Diagnosticos Ltda., São Paulo, Brazil
Efficient Networks Brasil Ltda., São Paulo, Brazil
Milltronics DO Brasil Ltda., São Paulo, Brazil
Schneider Alta Tensao Servicios Ltda., Itajai, Brazil
Turbocare Limitada, Sao Paulo, São Paulo, Brazil
VA TECH América do sul Ltda., Rio de Janeiro, Brazil
VAI – INGDESI Automation Ltda., Belo Horizonte, Brazil
VAISBASA Ltda., Cubatao, Brazil

List of subsidiaries and associated companies September 30, 2007 (continued)
of Siemens worldwide prepared pursuant to § 313 (2) HGB
OSRAM EOOD, Sofia, Bulgaria
SIEMENS ENTERPRISE COMMUNICATIONS EOOD, Sofia, Bulgaria
OSRAM Chile Ltda., Santiago de Chile, Chile
Siemens Medical Solutions Diagnostics S.A., Santiago de Chile, Chile
Chengdu KK&K Power Fan Co., Ltd., Chengdu, China
HV-Turbo Shanghai Company Ltd., Shanghai, China
Nokia Siemens Networks Trading (Shanghai) Co., Ltd., Shanghai, China
Optra Communications Technologies (Shanghai) Co., Ltd., Shanghai, China
Siemens Logistics and Assembly Equipment (Suzhou) Ltd., Suzhou, China
Siemens Medical Solutions Diagnostics Ltd., Beijing, China
Siemens Networks Ltd. Beijing, Beijing, China
Siemens Process Analytics Co. Ltd., Shanghai, Shanghai, China
Siemens Shanghai Mobile Communications Ltd., Shanghai, China
Siemens Water Technologies and Engineering (Tianjin) Co., Ltd., Tianjin, China
TD Tech Ltd., Beijing, China
Tecnomatix Technologies (Shenzhen) Ltd., Shenzhen, China
VAI Automation Shanghai Ltd., Shanghai, China
DPC Medlab Centroamerica S.A., San José, Costa Rica
Siemens Enterprise Communications CAM S.A., San José, Costa Rica
Bewator Antech A/S, Ballerup, Denmark
Siemens Wind Power International ApS, Brande, Denmark
Tecnomatix Denmark Aps, Kolding, Denmark
UGS Danmark A/S, Kolding, Denmark
DPC Medlab Republica Dominicana, C. por. A., Santo Domingo, Dominican Republic
OSRAM del Ecuador S.A., Guayaquil, Ecuador
Inversiones Latinoamericanos S.A. de C.V., San Salvador, El Salvador
Siemens Enterprise, Sociedad Anonima, San Salvador, El Salvador
Osaühing Siemens Medical Solutions Diagnostics, Tallinn, Estonia
OY HV-Turbo Suomi AB, Espoo, Finland
OY OSRAM AB, Vantaa, Finland
Siemens Financial Services Oy, Espoo, Finland
Siemens Medical Solutions Diagnostics Oy, Espoo, Finland
Cycos France S.A.S., Courbevoie, France
Siemens Boulevard Ornano S.A.S., Saint-Denis, France
Technologique de Saint Denis Siemens S.A.S., Saint-Denis, France
Tecnomatix Unicam France SAS, Meylan, France
Project Management Company A.E., Athens, Greece
ADT Rail Systems Limited, Frimley, Surrey, UK
Alpha Dyffryn Cyfyngedig, Llanberis, Gwynedd, UK
Ashlow Technology Ltd., Christchurch, Dorset, UK
Avon Commercial Finance Ltd, Stoke Poges, Buckinghamshire, UK
BCI Electronics Ltd, Cwmbran, Gent, UK
BONDCO 1206 Limited, Christchurch, Dorset, UK
Broadcastle Finance Ltd., Stoke Poges, Buckinghamshire, UK
Business Equipment Finance Ltd., Stoke Poges, Buckinghamshire, UK
Crabtree Electrical Industries Limited, Frimley, Surrey, UK
D.C.C. Investments Ltd, Stoke Poges, Buckinghamshire, UK
Diagnostic Products (UK) Limited, Llanberis, Gwynedd, UK
Direct Digital Finance Ltd., Stoke Poges, Buckinghamshire, UK
Encomech Engineering Services Ltd., Christchurch, Dorset, UK

List of subsidiaries and associated companies September 30, 2007 (continued)
of Siemens worldwide prepared pursuant to § 313 (2) HGB
European Electronic Systems Ltd., Christchurch, Dorset, UK
Flender Power Transmission Ltd., Bradford, West Yorkshire, UK
FORAY 1315 Limited, Christchurch, Dorset, UK
FUCHS Systems U.K. Ltd, Scunthorpe, North Lincolnshire, UK
Hamac Holdings Ltd., Frimley, Surrey, UK
Integrated Photomatrix Limited, Christchurch, Dorset, UK
KKK Limited, Wellingborough, Northamptonshire, UK
Marbo Holdings Limited, Frimley, Surrey, UK
Marbo Limited, Frimley, Surrey, UK
Napier Turbochargers Limited, Lincoln, Lincolnshire, UK
Printing Equipment Finance Ltd, Stoke Poges, Buckinghamshire, UK
Pyreos Limited, Edinburgh, UK
Ruston Gas Turbines Limited, Lincoln, Lincolnshire, UK
Shape Technology Ltd., Christchurch, Dorset, UK
Siemens Benefits Scheme Ltd., Frimley, Surrey, UK
Siemens Building Technologies Ltd, Frimley, Surrey, UK
Siemens Building Technologies Security Holdings Ltd, Frimley, Surrey, UK
Siemens Building Technologies Security Rentals Ltd, Frimley, Surrey, UK
Siemens Building Technologies Security Systems Limited, Frimley, Surrey, UK
Siemens Business Services Media Supply Ltd., Camberley, Surrey, UK
Siemens Business Services Media Technology Ltd., Camberley, Surrey, UK
Siemens Communications (International) Limited, Frimley, Surrey, UK
Siemens Company Secretariat Ltd., Frimley, Surrey, UK
Siemens Demag Delaval Turbomachinery Ltd., Frimley, UK
Siemens Finance Ltd., Stoke Poges, Buckinghamshire, UK
Siemens Financial Services (Jersey) Ltd., Bracknell, Berkshire, UK
Siemens Magnet Technology Pension Trustee Limited, Frimley, Surrey, UK
Siemens Nixdorf Information Systems Ltd., Bracknell, Berkshire, UK
Siemens Westinghouse Chonburi Project Co. Ltd., Frimley, Surrey, UK
Siemens Westinghouse Power Ltd., Frimley, Surrey, UK
SME Professional Finance Ltd, Stoke Poges, Buckinghamshire, UK
Tecnomatix Technologies Limited, Camberley, Surrey, UK
The Allergy Analysis Centre Limited, Llanberis, Gwynedd, UK
Turbocare International Ltd., Frimley, Surrey, UK
VA TECH Peebles Transformers Ltd., Frimley, Surrey, UK
VA TECH Reyrolle (Overseas Projects) Ltd., Frimley, Surrey, UK
VA Tech Reyrolle Distribution Ltd., Frimley, Surrey, UK
VA Tech Short-Circuit Limited, Frimley, Surrey, UK
VAI Pomini Ltd., Sheffield, Yorkshire, UK
Volex Accessories Limited, Frimley, Surrey, UK
Wylex Limited, Frimley, Surrey, UK
DPC Medlab Guatemala S.A., Guatemala City, Guatemala
Siemens Enterprise Sociedad Anonima, Guatemala City, Guatemala
Siemens Enterprise Sociedad Anonima, Tegucigalpa, Honduras
Siemens S.A., Tegucigalpa, Honduras
Alarmcom Hong Kong Ltd., Hong Kong, Hong Kong
Asia Care Holding Limited, Hong Kong, Hong Kong
OSRAM Asia Pacific Ltd., Wanchai, Hong Kong
OSRAM Opto Semiconductors Asia Ltd., Hong Kong, Hong Kong
Siemens Building Technologies (Hong Kong) Ltd., Kowloon, Hong Kong

List of subsidiaries and associated companies September 30, 2007 (continued)
of Siemens worldwide prepared pursuant to § 313 (2) HGB
Siemens Building Technologies (Hong Kong/China) Ltd., Hong Kong, Hong Kong
Siemens Enterprise Communications Ltd., Hong Kong, Hong Kong
Siemens Finance Asia Ltd., Hong Kong, Hong Kong
TD Tech Holding Limited, Hong Kong, Hong Kong
Telegyr Systems (China) Co. Ltd., Kowloon, Hong Kong
Powerplant Performance Improvement Ltd., Neu Delhi, India
Siemens Demag Delaval Turbomachinery Pvt. Ltd., Pune, India
Siemens Nixdorf Information Systems Pvt. Ltd., Mumbai, India
Vista Security Technics Private Limited, Chennai, India
P.T. Siemens Building Technologies Indonesia, Jakarta, Indonesia
P.T. VA TECH South East Asia, Jakarta, Indonesia
P.T. VA TECH Transmission & Distribution, Jakarta, Indonesia
SHOLKI Services for Industrial Projects LLC, Baghdad, Iraq
OSRAM Lamp (P.J.S) Co., Teheran, Iran
Bonus Wind Turbine Ireland Limited, Dublin, Ireland
Electrium (Ireland) Limited, Dublin, Ireland
Siemens SG Ltd., Dublin, Ireland
Siemens Transportation Turnkey Systems Ltd., Tel Aviv, Israel
Almex S.R.L., Milan, Italy
Bonus Wind Turbines Italy S.r.l., Rome, Italy
Cycos Italia S.r.l., Milan, Italy
HV-Turbo Italia S.r.l., Mornago, Italy
Tecnomatix Tecnologies Italia S.r.l., Milan, Italy
Tecnoservizi Padova S.p.A., Padua, Italy
VA TECH WABAG Italia S.r.l., in Liquidation, Rome, Italy
VAI Ingdesi Automation S.r.l., Trezzo Sull’Adda, Italy
VAL 208 Torino GEIE, Milan, Italy
VOEST-ALPINE Impianti S.r.l., Trezzo sull’Adda, Italy
Venture Strategy Cayman Partners L.P., George Town, Cayman Islands
Siemens Cameroun S.A., Yaoundé, Cameroon
3346218 Canada, Inc., Hamilton, Ontario, Canada
Flender Power Transmission Inc., Markham, Ontario, Canada
VA TECH Ferranti-Packard Transformers Ltd., St. Catharines, Ontario, Canada
OSRAM de Colombia Iluminaciones S.A., Bogotá, Colombia
OSRAM d.o.o., Zagreb, Croatia
Siemens ELIN d.o.o., Zagreb, Croatia
Siemens Enterprise Communications d.o.o., Zagreb, Croatia
Siemens Nixdorf Informaticki sustavi d.o.o. za informatiku – i.L., Zagreb, Croatia
Rigens SIA, Riga, Latvia
Siemens Medical Solutions Diagnostics SIA, Riga, Latvia
UAB Siemens Medical Solutions Diagnostics, Vilnius, Lithuania
TFM International S.A. i.L., Luxemburg, Luxemburg
Engenharia Hidraulica de Macao Ltda., Macao, Macau
Advanced Communications Solutions Sdn. Bhd., Kuala Lumpur, Malaysia
Entrutech Sdn. Bhd., Kuala Lumpur, Malaysia
EPE Reyrolle (Malaysia) Sdn. Bhd., Kuala Lumpur, Malaysia
FSP Alarmcom Sdn. Bhd., Kuala Lumpur, Malaysia
Meditel Electronics Sdn. Bhd., Petaling Jaya, Malaysia
OSRAM (Malaysia) Sdn. Bhd., Kuala Lumpur, Malaysia
OSRAM Wafer Technologies Sdn. Bhd., Penang, Malaysia

List of subsidiaries and associated companies September 30, 2007 (continued)
of Siemens worldwide prepared pursuant to § 313 (2) HGB
Siemens Industrial Workshop Sdn. Bhd., Petaling Jaya, Malaysia
Siemens Integra Transportation Systems Sdn. Bhd., Kuala Lumpur, Malaysia
Siemens Medical Solutions Diagnostics Sdn. Bhd., Petaling Jaya, Malaysia
Siemens Transportation Turnkey Systems Sdn. Bhd., Kuala Lumpur, Malaysia
Sountex Hearing Instruments Sdn. Bhd., Kuala Lumpur, Malaysia
VA TECH Holdings (Malaysia) Sdn. Bhd., Kuala Lumpur, Malaysia
VA TECH Malaysia Sdn., Kuala Lumpur, Malaysia
SIEMENS MEDICAL SOLUTION DIAGNOSTICS S.A.R.L., Casablanca, Morocco
OSRAM DOOEL, Skopje, Macedonia
Security Management Technologies DOOEL, Skopje, Macedonia
Cerberus Pyrotronics Servicios S.A. de C.V., México D.F., Mexico
Efficient Networks México S.A. de C.V., México D.F., Mexico
Flender de Mexico S.A. de C.V., México D.F., Mexico
FUCHS de Mexico, SA de C.V., Monterrey, Mexico
Ingdesi S.A. de C.V., Monterrey, Mexico
Siemens Power Control, S.A. de C.V., México D.F., Mexico
VA TECH Transmisón y Distribución S.A. de C.V., México D.F., Mexico
VA Tech WABAG Mexico, S.A de C.V., México D.F., Mexico
Siemens S.r.l., Chisinau, Moldavia
Siemens d.o.o. Podgorica, Podgorica, Montenegro
Siemens Lda., Maputo, Mozambique
Siemens Ltd., Yangon, Myanmar
Siemens Medical Solutions Diagnostics Limited, Wellington, New Zealand
Siemens Enterprise S.A., Managua, Nicaragua
ETM Benelux B.V., Rosmalen, The Netherlands
HV-Turbo Nederlands BV, Amersfoort, The Netherlands
ProIn Development N.V., Arnheim, The Netherlands
Tecnomatix Machining Automation B.V., Enschede, The Netherlands
Tecnomatix Unicam B.V., Enschede, The Netherlands
TurboCare B.V., Hengelo, The Netherlands
VOEST-ALPINE Technical Services Nigeria Ltd., Warri, Nigeria
Bewator AS, Oslo, Norway
Proton AS, Oslo, Norway
“smart technologies” Management-Beratungs- und Beteiligungsgesellschaft m.b.H., Vienna, Austria
addIT Dienstleistungs GmbH, Klagenfurt, Austria
Hochquellstrom-Vertriebs GmbH, Vienna, Austria
Höchstädtplatz Liegenschaft-Projektentwicklungs GmbH, Vienna, Austria
Höchstädtplatz Liegenschaft-Projektentwicklungs GmbH & Co. KEG, Vienna, Austria
HV-Turbo Airport Tech GmbH, Bürs, Austria
ITH icoserve technology for healthcare GmbH, Innsbruck, Austria
Landis & Staefa (Österreich) GmbH, Vienna, Austria
Landis & Staefa Gebäudemanagement-Beteiligungen GmbH, Vienna, Austria
Landis & Staefa GmbH, Vienna, Austria
Linya Nachrichtentechnologie GmbH, Vienna, Austria
MWW Metallbearbeitungs-GmbH, Vienna, Austria
MWW Metallbearbeitungs-GmbH & Co KG, Vienna, Austria
OSRAM GmbH, Vienna, Austria
PBV Informationsdienstleistungs GmbH, Vienna, Austria
Pfrimer & Mösslacher Heizung, Lüftung, Sanitär GmbH, Klagenfurt, Austria
Pfrimer & Mösslacher Heizung, Lüftung, Sanitär GmbH & Co, Klagenfurt, Austria

List of subsidiaries and associated companies September 30, 2007 (continued)
of Siemens worldwide prepared pursuant to § 313 (2) HGB
ringo Kommunikationsdienstleistungs GmbH, Vienna, Austria
ringo Kommunikationsdienstleistungs GmbH & Co OHG, Vienna, Austria
SIELOG Systemlogik GmbH, Vienna, Austria
Siemens Elin Buildings and Infrastructure GmbH, Vienna, Austria
Siemens Elin Haustechnik GmbH, Linz, Austria
Siemens Enterprise Communications Services GmbH, Vienna, Austria
Siemens Health Management GmbH, Klagenfurt, Austria
Siemens Industrial Services GmbH, Vienna, Austria
Siemens IT Solutions and Services GmbH, Neutal, Austria
Siemens Medical Solutions Diagnostics GmbH, Vienna, Austria
Siemens Pension Data Services and Consulting GmbH, Vienna, Austria
Siemens Personaldienstleistungen GmbH, Vienna, Austria
Siemens Transformers Austria GmbH, Vienna, Austria
SIMEA Gesellschaft zur Fertigung elektronischer Komponenten GmbH, Vienna, Austria
SITEC Bau- und Anlagenerrichtungs-gesellschaft m.b.H. in Liqu., Vienna, Austria
Steiermärkische Medizinarchiv GesmbH, Graz, Austria
TOSCA Telekommunikationsdienst-leistungen GmbH, Vienna, Austria unit-IT Dienstleistungs GmbH, Linz, Austria
VA TECH Finance GmbH & Co, Vienna, Austria
VA TECH Insurance Brokers GmbH, Vienna, Austria
VA TECH Management Services GmbH, Vienna, Austria
VA TECH Transmission & Distribution GmbH, Vienna, Austria
VA TECH Vermögensverwaltung AG i.L., Linz, Austria
VA TECH WABAG GmbH, Vienna, Austria
VTW Anlagen Abwicklungs GmbH i.L., Vienna, Austria
VVK Versicherungs-Vermittlungs- und Verkehrs-Kontor GmbH, Vienna, Austria
X-Trade Management Consulting GmbH, Graz, Austria
DPC Medlab Panama, S.A., Panama City, Panama
Siemens S.A., Panama City, Panama
OSRAM de Perú S.A.C., Lima, Peru
OSRAM Philippines Ltd. Corp., Manila, Philippines
Siemens Building Technologies, Inc., Makati City, Philippines
VA TECH Philippines Inc., Makati City, Philippines
applied international informatics Sp. z o.o., Warsaw, Poland
Audio SAT Polska Sp. z o.o., Poznan, Poland
ELIN EBG Elektrotechnika Sp. z o.o., Warsaw, Poland
OEZ Polska Sp. z o.o., Warsaw, Poland
VA TECH Polska Sp. z o.o., Warsaw, Poland
VA TECH SAT Sp. z o.o., Cracow, Poland
VAI Polska Sp. z o.o., Cracow, Poland
Siemens Medical Solutions Diagnostics Unipessoal Lda., Porto, Portugal
Siemens Pty. Ltd., Gaborone, Republic of Botswana
FROSYS SRL, Judetul Cluj, Romania
OSRAM Romania S.R.L., Bucharest, Romania
Siemens (Austria) Proiect Spital Coltea S.R.L., Bucharest, Romania
Siemens Enterprise Communications srl, Bucharest, Romania
Siemens Motor Systems S.R.L., Buzias, Romania
Sykatec Systems Components Application Technologies SRL, Sibiu, Romania
OOO Demag Delaval Industrial Turbomachinery, Moscow, Russian Federation
OOO OEZ-R, Moscow, Russian Federation

List of subsidiaries and associated companies September 30, 2007 (continued)
of Siemens worldwide prepared pursuant to § 313 (2) HGB
OOO OSRAM, Moscow, Russian Federation
OOO Siemens – Special Projects, Moscow, Russian Federation
OOO S-Technology, Moscow, Russian Federation
OOO Transportation Systems, Moscow, Russian Federation
OOO VA TECH ELIN EBG, Moscow, Russian Federation
OOO VOEST-ALPINE Industrieanlagenbau, Moscow, Russian Federation
Westinghouse Saudi Arabia Ltd., Riyadh, Saudi Arabia
Bewator Antech AB, Solna, Sweden
Flender Svenska AB i.l., Hudding, Sweden
OSRAM AB, Stockholm, Sweden
Tecnomatix Technologies Sweden AB, Kista, Sweden
Unigraphics Solutions Sverige AB, Kista, Sweden
Altrade AG, Zug, Switzerland
applied international informatics AG in Liquidation, Zurich, Switzerland
Elektrowatt GmbH, Zurich, Switzerland
Intercom Telecommunication System AG in Liquidation, Bäch, Switzerland
Siemens Medical Solutions Diagnostics AG, Zurich, Switzerland
Stadt/Land Immobilien AG, Zurich, Switzerland
VTW Anlagen Schweiz AG in Liquidation, Winterthur, Switzerland
WABAG Wassertechnik AG, Winterthur, Switzerland
D.O.O. Loher Elektro Subotica, Subotica, Serbia
Flender Motox Subotica d.o.o., Subotica, Serbia
OSRAM d.o.o., Belgrade, Serbia
SIEMENS ELIN DOO, Belgrade, Serbia
SIEMENS ENTERPRISE COMMUNICATIONS DOO, Belgrade, Serbia
Siemens Pvt. Ltd., Harare, Zimbabwe
Flender Singapore Pte. Ltd., Singapore, Singapore
iMetrex Technologies Pte. Ltd., Singapore, Singapore
Siemens Building Technologies Pte. Ltd., Singapore, Singapore
Siemens Medical Solutions Diagnostics Pte Ltd., Singapore, Singapore
Siemens Product Lifecycle Management Software II (SG) Pte. Ltd., Singapore, Singapore
LinKoMet Engineering spol. s r.o., Kosice, Slovakia
SAT Systémy automatizacnej techniky spol. s.r.o., Bratislava, Slovakia
Siemens Medical Solutions Diagnostics, s.r.o., Bratislava, Slovakia
SIPRIN s.r.o., Bratislava, Slovakia
DPC Analytical doo, Kranj, Slovenia
Siemens Enterprise Communications d.o.o., Ljubljana, Slovenia
BONUS Wind Turbines Spain S.L., Vigo, Spain
Cycos Spain S.L., Madrid, Spain
Merida Power, S.L., Madrid, Spain
Siemens Medical Solutions Diagnostics S.L., Madrid, Spain
VAI – INGDESI Automation S.L., Bilbao, Spain
Winergy Transmisiones S.L., Madrid, Spain
Flender Services (SA) (Pty.) Ltd., Elandsfronten, South Africa
FUCHS Systemtechnik (South Africa) (Pty) Ltd., Rivonia, South Africa
Mannesmann (Pty.) Ltd., Johannesburg, South Africa
Siemens Asset Finance (Pty.) Ltd., Johannesburg, South Africa
VA Properties (Pty) Ltd., Randburg, South Africa
VDO Car Communication South Africa (Pty.) Ltd., Martindale, South Africa
VOEST-ALPINE INDUSTRIAL SERVICES SOUTH AFRICA (Pty) Ltd., Meyerton, South Africa

List of subsidiaries and associated companies September 30, 2007 (continued)
of Siemens worldwide prepared pursuant to § 313 (2) HGB
Siemens Telecommunication Systems Ltd., Taipeh, Taiwan
Tecnomatix Unicam Taiwan Co., Ltd., Taipeh, Taiwan
OSRAM Thailand Co. Ltd., Bangkok, Thailand
Siemens Building Technologies Ltd., Bangkok, Thailand
Siemens VDO Automotive Co., Ltd., Ampur Bang Pa-In, Thailand
Unigraphics Solutions (Thailand) Co., Ltd., Bangkok, Thailand
VA TECH (Thailand) Co. Ltd., Bangkok, Thailand
VA TECH Holding (Thailand) Co. Ltd., Bangkok, Thailand
VA TECH Transmission & Distribution Co. Ltd., Bangkok, Thailand
applied international informatics s.r.o., Prague, Czech Republic
E & A spol. s.r.o., Mladá Boleslav, Czech Republic
iSEC – IT Services and Enterprise Communications s.r.o., Brno, Czech Republic
Maintec s.r.o., Ostrava, Czech Republic
Mary s.r.o., Prague, Czech Republic
mdexx Magnetronic Devices s.r.o., Trutnov, Czech Republic
OEZ EM s.r.o., Letohrad, Czech Republic
OEZ INTERNATIONAL a.s., Prague, Czech Republic
OSRAM spol. s.r.o., Prague, Czech Republic
Siemens Audiologická Technika s.r.o., Prague, Czech Republic
SiNAF s.r.o., Vrchlabi-Podhuri, Czech Republic
VA TECH ETS a.s., Teplice, Czech Republic
VA TECH ETS s.r.o., Teplice, Czech Republic
VA TECH Finance Czech Republic s.r.o., Prague, Czech Republic
VA TECH WABAG Brno spol. s.r.o., Brünn, Czech Republic
Zkušebnictví a.s., Prague, Czech Republic
VA TECH WABAG Tunisie S.A.R.L., Tunis, Tunisia
SIMKO Telekomünikasyon Ldt Sirketi, Istanbul, Turkey
VOEST-ALPINE Ankara Engineering and Contracting Ltd., Ankara, Turkey
DP OSRAM Ukraine, Kiev, Ukraine
OOO MKM Telekom, Kiev, Ukraine
OOO OEZ Ukraine, Kiev, Ukraine
iSEC – IT Services and Enterprise Communications Kft., Budapest, Budapest
OSRAM Kft., Budapest, Hungary
Siemens Cerberus Kft., Budapest, Hungary
VA TECH ELIN EBG VECO Kft., Törökbalint, Hungary
DPC Medlab de Uruguay S.A., Montevideo, Uruguay
Siemens Medical Solutions Diagnostics, S.A., Montevideo, Uruguay
Belfast Merger Co., Wilmington, DE, USA
Bonus Wind Turbine Texas Inc., Wilmington, DE, USA
Efficient International Holdings A, Inc., Dallas, TX, USA
Efficient International Holdings B, Inc., Dallas, TX, USA
FUCHS Systems, Inc., Canonsburg, PA, USA
Hydrocarbon Recovery Services, Inc., Warrendale, USA
Nimbus Technologies, LLC, Plano, TX, USA
Shape Tech Inc., Aliquippa, PA, USA
Siemens First Capital Commercial Finance, LLC, Oklahoma City, USA
Siemens Lake Mary Holdings, Inc., New York, NY, USA
Siemens/Turner/Beta JV, Wendell, NC, USA
Tecnomatix Unicam Inc., Plano, TX, USA
UGS Italy Subholdings LLC, Plano, TX, USA

List of subsidiaries and associated companies September 30, 2007 (continued)
of Siemens worldwide prepared pursuant to § 313 (2) HGB
Vistascape Security Systems Corp., Atlanta, GA, USA
Weiss Spindeltechnology, Inc., Mentor, OH, USA
Siemens OOO, Taschkent, Uzbekistan
INGDESI de Venezuela C.A., Puerto Ordaz, Venezuela
VA TECH Venezuela C.A., Caracas, Venezuela
Siemens Automation Systems Ltd., Binh Duong, Vietnam
Telecommunications Equipment Ltd., Binh An, Vietnam
Kintec Cyprus Ltd, Larnaka, Cyprus
Siemens (Cyprus) Ltd., Nicosia, Cyprus
II. Associated companies
A) Consolidated at equity
1. Germany (18 companies)
BSH Bosch und Siemens Hausgeräte GmbH, Munich
Dräger Medical AG & Co. KG, Lübeck
Emitec Gesellschaft für Emissionstechnologie mbH, Lohmar
Energy Services GmbH, Leipzig
FEAG Fertigungscenter für Elektrische Anlagen GmbH, Erlangen
Huf Hülsbeck & Fürst GmbH & Co. KG, Velbert
Kienzle Argo GmbH, Baalsdorf
Kienzle Rheinapp Rheinische Apparate GmbH, Dusseldorf
Krauss-Maffei Wegmann GmbH & Co. KG, Munich
Maschinenfabrik Reinhausen GmbH, Regensburg
MeVis BreastCare GmbH & Co. KG, Bremen
Optrex Europe GmbH, Eschborn
PolyIC GmbH & Co. KG, Fürth
SAS Autosystemtechnik GmbH & Co. KG, Karlsruhe
S-Y Systems Technologies Europe GmbH, Regensburg
UBS Real Estate Kapitalanlagegesellschaft mbH, Munich
vogtronics GmbH, Obernzell
Voith Siemens Hydro Power Generation GmbH & Co. KG, Heidenheim
2. Europe (other than Germany) (15 companies)
EMGO N.V., Lommel, Belgium
Oktopus S.A./N.V., Brussels, Belgium
AREVA NP S.A.S., Courbevoie, France
TRIXELL S.A.S., Moirans, France
Eviop-Tempo A.E. Electrical Equipment Manufacturers, Vassilikó Èvias, Euboea, Greece
Capital Meters Holdings Ltd., London, UK
Metier Holdings Ltd., London, UK
Turbine Services Ltd., Glasgow, UK
Medical Systems S.p.A., Genova, Italy
Fujitsu Siemens Computers (Holding) B.V., Amsterdam, The Netherlands
Nokia Siemens Networks Holding B.V., Amsterdam, The Netherlands
RV Abwicklung GmbH, Linz, Austria
Siemens Bacon GmbH & Co KG, Vienna, Austria
Certas AG, Zurich, Switzerland
Interessengemeinschaft TUS, Männedorf, Switzerland

List of subsidiaries and associated companies September 30, 2007 (continued)
of Siemens worldwide prepared pursuant to § 313 (2) HGB
3. The Americas (13 companies)
Sistemas Catastrales S.A., Buenos Aires, Argentina
CVL Componentes de Vidro Ltda., Cacapava, Brazil
COI Ceramics, Inc., San Diego, CA, USA
Cyclos Semiconductor, Inc., Berkeley, CA, USA
Lookahead Decision, Inc., Davis, CA, USA
PETNET Indiana LLC, Indianapolis, IN, USA
PINC Solutions Corp., Berkeley, CA, USA
Rether networks, Inc., Centereach, NY, USA
Suretech LLC, Palo Alto, CA, USA
Synerject LLC, Newport News, VA, USA
Treated Water Outsourcing J.V., Naperville, IL, USA
TVM III Ltd. Partnership, Boston, MA, USA
Zargis Medical Corp., Princeton, NJ, USA
4. Asia-Pacific (18 companies)
SILCAR Maintenance Services J.V., Bayswater, Australia
SILCAR Pty. Ltd., Glen Iris, Australia
STCJV Services for Telecommunications J.V., Melbourne, Australia
Foshan Electrical and Lighting Co., Ltd., Foshan, China
GSP China Technology Co., Ltd., Beijing, China
Shanghai Electric Power Generation Equipment Co., Ltd., Shanghai, China
Shanghai Power Equipment Co. Ltd., Shanghai, China
Shanghai Turbine Co. Ltd., Shanghai, China
Shanghai Turbine Generator Co. Ltd., Shanghai, China
Zhenjiang Siemens Busbar Trunking Systems Co. Ltd., Yangzhong, China
Bangalore International Airport Ltd., Bangalore, India
P.T. Jawa Power, Jakarta, Indonesia
Mitsubishi Electric OSRAM Ltd., Yokohama, Japan
Yaskawa Siemens Automation & Drives Corp., Kitakyushu, Japan
Car Electronic Architecture & Networks System Company Ltd., Anyang City, Korea
Hyundai Autonet Co., Ltd., Kyoungki-do, Korea
Korea EMS Co. Ltd., Inchon, Korea
Power Automation Pte. Ltd., Singapore, Singapore
5. Other countries (3 companies)
Energie Electrique de Tahaddart S.A., Tangiers, Morocco
OOO Siemens Elektroprivod, St. Petersburg, Russian Federation
ZAO Interautomatika, Moscow, Russian Federation
B) Not consolidated at equity due to immateriality
1. Germany (43 companies)
AeroLas GmbH Aerostatische Lager-Lasertechnik, Munich
BELLIS GmbH, Braunschweig
Berufsbildungsbildungszentrum ESTA-Flender GmbH, Wittgensdorf
CANCOM NSG GmbH, Jettingen-Scheppach
Electrocycling Anlagen GmbH, Goslar
First Sensor Technology GmbH, Berlin
GKZ Krefeld Beteiligungs-Gesellschaft zur Errichtung und zum Betrieb radiochirurgischer Einrichtungen mbH, Krefeld

List of subsidiaries and associated companies September 30, 2007 (continued)
of Siemens worldwide prepared pursuant to § 313 (2) HGB
GKZ Krefeld Gesellschaft zur Errichtung und zum Betrieb radiochirurgischer Einrichtungen mbH & Co. KG, Krefeld
HEC Hanseatische Software-Entwicklungs- und Consulting-Gesellschaft mbH, Bremen
Huf Industrieverwaltung GmbH, Velbert
IAV GmbH Ingenieurgesellschaft Auto und Verkehr, Berlin
IFTEC GmbH & Co. KG, Leipzig
Incos Gesellschaft für Informations- und Kommunikationssysteme mbH, Dachau
Inge AG, Greifenberg
Innovative Wind Concepts GmbH, Husum
Intertube Projekt GmbH, Dusseldorf
KORONA Grundstücks-Verwaltungsgesellschaft mbH & Co. KG, Grünwald
Kraftwerksgesellschaft Völklingen Geschäftsführungs-GmbH, Völklingen
Krauss-Maffei Wegmann Verwaltungs-GmbH, Munich
Krempel Isolierteile GmbH & Co. KG, Thalheim
Krempel Isolierteile Verwaltungs-GmbH, Thalheim
Leuze lumiflex GmbH & Co., Fürstenfeldbruck
LIB Verwaltungs-GmbH, Leipzig
Lightcycle Retourlogistik und Service GmbH, Munich
MeVis BreastCare Verwaltungsgesellschaft mbH, Bremen
Modellbau Rehde GmbH, Rehde
PolyIC Verwaltungs GmbH, Fürth
Print & Mail Recovery GmbH, Munich
Ray Sono AG, Munich
RITOS GmbH, Mömbris
Schenker Industrial Logistics GmbH, Munich
Setrix AG, Munich
SIEKAP Industrial Services Gernsbach GmbH, Gernsbach
space2go.com Beteiligungs-GmbH, Berlin
Synavion GmbH i.L., Frankfurt am Main
Techno Venture Management GmbH, Munich
Thermosensorik GmbH, Erlangen
Transrapid International GmbH & Co. KG, Berlin
Transrapid International Verwaltungsgesellschaft mbH, Berlin
TVM Techno Venture Management GmbH & Co. KG, Munich
Voith Siemens Hydro Power Generation Verwaltungs GmbH, Heidenheim
Wohnen am Wedding KG THG Immobilien-Fondsgesellschaft mbH & Co., Berlin
Xtramind Technologies GmbH, Saarbrücken
2. International (88 companies)
Oil and Gas ProServ LLC, Baku, Aserbaidschan
M-Brussels Invest S.A./N.V., Brussels, Belgium
T-Power NV, Brussels, Belgium
Saitong Railway Electrification (Nanjing) Co., Ltd., Nanjing, China
Shanghai Advanced Power Projects Co. Ltd., Shanghai, China
Siemens Communication Networks Ltd., Beijing, China
Val-Trans Services S.A., Toulouse, France
Anakiklosi Siskevon Simetochiki S.A., Piräus, Greece
Elesis Electrical Solutions A.E., Acharnai, Greece
Kempston (1987) Limited, Croydon, Surrey, Greece
Lamp Caps Ltd., Bracknell, Berkshire, UK
Lamp Metals Ltd., Gateshead, Tyne and Wear, UK

List of subsidiaries and associated companies September 30, 2007 (continued)
of Siemens worldwide prepared pursuant to § 313 (2) HGB
Plessey Holdings Ltd., Frimley, Surrey, UK
SGCS Business Park Ltd., Beeston, Nottinghamshire, UK
OSRAM Prosperity Company Ltd., Hong Kong, Hong Kong
Torrent Power Services Pvt. Ltd., Ahmedabad, India
P.T. Indo VDO Instruments Co. Ltd., Jakarta, Indonesia
Iranian Telecommunication Manufacturing Company Sherkate Sahami (Khass), Shiraz, Iran
LAMP NOOR (P.J.S.) Co., Saveh, Iran
Metropolitan Transportation Solutions Ltd., Rosh Haya’in, Israel
A.IR. Mobility Solutions Società consortile a.r.l., Avellino, Italy
Cremona Engineering S.r.l., Cremona, Italy
Locomozione Italia S.p.A., Verona, Italy
Transfima GEIE, Turin, Italy
Transfima S.p.A., Mailand, Italy
Turboservice Torino S.p.A., Turin, Italy
Mochida Siemens Medical Systems Co. Ltd., Tokyo, Japan
TLT OSRAM-Melco Lighting Ltd., Yokosuka, Japan
Zuken-Tecnomatix Kabushiki Kaisha, Yokohama, Japan
PowerU International Ltd., George Town, Cayman Islands
Ottawa LRT Corp., Mississauga, Ontario, Canada
AKTOBE Power, Almaty, Kazakhstan
DPC d.o.o. Zagreb, Zagreb, Croatia
SIA Ekogaisma, Riga, Latvia
Sysniaga Sdn. Bhd., Kuala Lumpur, Malaysia
Solutions & Infrastructure Services Limited, North Shore, Manoel Island, Malta
Pemopro S.A. de C.V., México D.F., Mexico
51 Pegasi B.V., Amsterdam, The Netherlands
Infraspeed Holding B.V., Zoetermeer, The Netherlands
Infraspeed Maintainance B.V., Zoetermeer, The Netherlands
VOEST-ALPINE Technical Services Ltd., Abuja, Nigeria
Archivium Dokumentenarchiv Gesellschaft m.b.H., Vienna, Austria
Business Center Marchfeld Betriebsgesellschaft m.b.H., Vienna, Austria
CYBERDOC Gesellschaft für Digitale Kommunikation im Notariat GmbH, Vienna, Austria
CYBERDOC Gesellschaft für Digitale Kommunikation im Notariat GmbH & Co KG, Vienna, Austria
Leitungsbau Gesellschaft m.b.H., Linz, Austria
master-talk Austria Telekom Service GmbH, Vienna, Austria
master-talk Austria Telekom Service GmbH & Co KG, Vienna, Austria
Siemens Bacon GmbH, Vienna, Austria
vatron gmbh, Linz, Austria
Rousch (Pakistan) Power Ltd., Karachi, Pakistan
MTS – Metro, Transportes do Sul S.A., Lisbon, Portugal
OAO Kompressorny Komplex, St. Petersburg, Russian Federation
OAO Nevski Zavod, St. Petersburg, Russian Federation
OAO Power Machines, Moscow, Russian Federation
OOO Avtel-Rosskat, Togliatti, Russian Federation
OOO Baltijskije Turbo Sistemy, St. Petersburg, Russian Federation
OOO FuchsMetmasch, Cherepovets, Russian Federation
OOO Interturbo, St. Petersburg, Russian Federation
OOO Transconverter, Moskau, Russian Federation
ZAO Nuclearcontrol, Moskau, Russian Federation
ZAO Systema-Service, St. Petersburg, Russian Federation

List of subsidiaries and associated companies September 30, 2007 (continued)
of Siemens worldwide prepared pursuant to § 313 (2) HGB
Arabia Electric Ltd., Jeddah, Saudi Arabia
The Gulf Reyrolle Ltd., Al Khobar, Saudi Arabia
CONTRINEX AG, Givisiez, Switzerland
DUAP AG, Herzogenbuchsee, Switzerland
EKOSIJ d.o.o., Ljubljana, Slovenia
ISKRATEL d.o.o., Kranj, Slovenia
Desarrollo de Aplicaciones Especiales S.A., Madrid, Spain
Investigacion y Desarrollo Barros Rojos S.L., La Coruna, Spain
Termica AFAP S.A., Villacanas, Spain
Modern Engineering and Consultants Co. Ltd., Bangkok, Thailand
Telecom Equipment Manufacturing Co. Ltd., Rayong, Thailand
Allgemeine Immobilien Verwaltung spol s.r.o, Prague, Czech Republic
Meomed s.r.o., Prerov, Czech Republic
ROYALVILL Villamossagi Szerelö Kkt., Budapest, Hungary
CONATEL S.A., Montevideo, Uruguay
Blueleaf Security, Inc., Fremont, CA, USA
Factory Logic, Inc., Austin, TX, USA
Kiyon, Inc., La Jolla, CA, USA
Kyma, Inc., Raleigh, NC, USA
Managesoft Holdings, Inc., Boston, MA, USA
Newmerix, Inc., Superior, CO, USA
PHSITH LLC, New Castle, DE, USA
Reactive NanoTechnologies, Inc., Hunt Valley, MD, USA
Tower PET Center LLC, Beverly Hills, CA, USA
WhoGlue, Inc., Baltimore, MD, USA
XinRay Systems, LLC, Research Triangle Park, USA
III. Other interests
1. Germany (2 companies)
ETAS Entwicklungs- und Applikationswerkzeuge für elektronische Systeme GmbH, Stuttgart
IBS AG, Höhr-Grenzhausen
2. International (11 companies)
ACTEOS S.A., Roubaix, France
EDAP TMS S.A., Lyon, France
ElekSen Group plc, Iver Heath, Buckinghamshire, UK
Symbian Ltd., London, UK
Ivara Corp., Burlington, Ontario, Canada
Infraspeed B.V., Haarlem, The Netherlands
APK-Pensionskasse Aktiengesellschaft, Vienna, Austria
Austrian Research Centers GmbH – ARC, Vienna, Austria
Global Healthcare Exchange LLC, Westminster, CO, USA
iBAHN, South Jordan, UT, USA
Sequenom, Inc., San Diego, CA, USA